UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Sector Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Loomis, Sayles & Company, L.P. (“Loomis”) and Newfleet Asset Management, LLC (“Newfleet”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 0.89%, relative to a -4.51% return for the Bloomberg Multiverse Index, the Fund’s benchmark index.
Loomis Commentary
For the twelve-month period ended December 31, 2021, the portion of the Fund sub-advised by Loomis outperformed its benchmark index. Exposure among high yield, investment grade, and securitized sectors were the primary drivers of outperformance. The portfolio has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities. An allocation to emerging market credit was the largest detractor for the year.
First Quarter Review: After a strong recovery following the spring of 2020 crash, the bond market stumbled through the first quarter of 2021. Although there were some setbacks with rising COVID-19 cases in Europe and parts of Latin America, the vaccine rollout fostered confidence that normal economic activity would begin to resume in 2021. In the United States, estimates for gross domestic product growth continued to climb amid improvements in consumer sentiment, retail sales, and shipping volumes. These developments, together with rising commodity prices, fueled concerns about the possibility of higher inflation and stoked fears that the U.S. Federal Reserve (“Fed”) would need to tighten interest rate policy sooner than expected. Fed Chairman Jerome Powell responded in March by reassuring investors that the central bank intended to pursue its ultra-accommodative approach for several more years, even if inflation began to run above its 2% target. Powell also stated that the recent uptick in inflation was likely to be a “transitory” phenomenon. Nevertheless, the markets remained on edge about the threat of inflation due to supply chain disruptions and mounting cost pressures.
These trends weighed heavily on the U.S. Treasury market. While the Fed’s assurances that it would keep rates near zero anchored yields on short-term bonds, longer-term yields rose sharply (as prices fell). The benchmark 10-year note, which finished 2020 at 0.92% moved to 1.74% by March 31, 2021 – close to where it stood prior to the emergence of COVID-19 early last year. Treasury Inflation Protected Securities (“TIPS”) outperformed ordinary Treasurys amid the escalating worries about inflation. Investment grade corporate bonds also experienced negative returns. Although spreads remained relatively stable, thanks to investors’ ongoing appetite for risk, yields rose in tandem with those of U.S. Treasurys. High yield corporate issues were the best performer among the major segments of the bond market in the quarter. Improving economic conditions, rising oil prices and a general uptrend in equities created a favorable backdrop for the asset class. In addition, high yield bonds have lower average duration than their investment grade counterparts, so lower quality bonds were not as affected by the treasury sell-off. As a result, yield spreads versus Treasurys continued the decline that began in late March of 2020 to close the quarter near their pre-pandemic lows. Leveraged loans, many of which offer yields that adjust upward with prevailing interest rates, also delivered strong relative performance.
Our exposure to high yield credit positively affected performance during the quarter. Selection in securitized credit also generated positive excess returns. Exposure to equities and convertibles was beneficial as well. Investment grade credit exposure was a modest laggard during the quarter.

Second Quarter Review: After experiencing volatility in the first three months of the year, the bond market stabilized during the second quarter. Two factors contributed to the shift in tone. First, labor market data out of the United States and the rest of the world indicated that the economic growth - while still robust - may take longer to fully recover than initially expected. Second, investors appeared to gain confidence in the Fed’s assertion that the recent spike in inflation was in fact “transitory.” Although inflation numbers had indeed been running hot the past six months, the markets seemed assured that supply chain bottlenecks would ease and inflation would soon return closer to its typical level. While the Fed continued to communicate its intention to keep short-term interest rates near zero for an extended period, their “dot-plot” now indicated they forecast two hikes in the Fed Funds Rate in 2023, which signaled to the market that they would act to reduce inflation if it does appear to remain persistent. More immediately, the Fed also signaled the possibility that it could begin planning tapering quantitative easing (“QE”) purchases in the near future.
These factors played out in the U.S. Treasury market, where the yield on the ten-year note - which tends to track growth expectations - fell from 1.74% to 1.45% over the course of the quarter. On the other hand, the yield on the two-year note moved from 0.16% to 0.25% in anticipation of eventual tapering. TIPS outperformed nominal treasury bonds due to the persistent concerns about inflation. Investment grade corporate bonds sustained the long stretch of positive performance that began in the wake of the coronavirus-induced lows of March 2020. The combination of better-than-expected corporate earnings, robust economic growth and supportive credit conditions helped fuel investor demand for both risk and yield. As a result, the yield spread between corporates and Treasurys closed the quarter near the previous lows achieved in the mid-2000s and late 1990s. As was the case with investment grade corporates, high yield bonds benefited from the favorable investment environment and investors’ hearty appetite for risk. The absolute yield of the high yield market (as gauged by the ICE Bank of America U.S. High Yield Index) finished June at an all-time low of 3.99%, indicating investors’ confidence in market fundamentals and the elevated demand for investments with a meaningful yield advantage over lower-risk investment options. Leveraged loans, many of which offer yields that adjust upward with prevailing interest rates, also gained ground this quarter.
Investment grade credit, along with high yield credit, continued to positively contribute to performance as the sector generated the greatest returns within the strategy. Here, security selection was the major driver. An allocation to securitized credit was a laggard of performance for the period.
Third Quarter Review: The bond market produced mixed returns in the third quarter, as investors began to look ahead to the point at which the Fed would start to taper its stimulative QE policy. In September, Fed Chairman Jerome Powell stated that the central bank was likely to announce a tapering program before the end of 2021. This change wouldn’t mark an immediate end to the stimulus, but rather a gradual reduction over the course of the coming year. However, the markets also began to price in a significant likelihood that the Fed would enact its first rate hike in late 2022. The primary reason for the expected policy shift was not only that economic growth had been firmly in positive territory for over a year, but also signs that the recent increase in inflation was more than just a “transitory” phenomenon – particularly in light of increased bottlenecks in the global supply chain. Together, these factors dampened returns across the fixed income market.
The prospect of a change in Fed policy led to higher yields for U.S. Treasurys with maturities of one year and above. The yield on the benchmark 10-year note rose from 1.45% at the beginning of the quarter to 1.52% at the end of September. All of the upward movement occurred in September, as yields were flat to lower in the first two months of the quarter due in part to uncertainty about the trajectory of economic growth. Notably, Treasurys experienced day-to-day volatility that was well above historical levels as investors struggled to assess the various cross-cutting factors affecting the economic outlook. Investment grade corporate bonds were flat over the past three months. After performing well in the first two months of the quarter, the asset class sold off in late September due to the spike in Treasury yields, rising new-issue supply and investors’ reduced appetite for risk. Still, corporates maintained their return advantage over government debt on a year-to-date basis. High yield bonds outpaced the broader fixed income market. The category tends to have lower interest rate sensitivity than investment grade bonds, a key positive at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, continued gains for equities and an impressive rally in oil prices. Leveraged loans, many of which offer yields that adjust upward with prevailing interest rates, also outperformed.
Security selection within investment grade and high yield credit was again the largest contributor to returns for the quarter. An allocation to convertibles positively impacted performance during the quarter as well. Our exposure to equities and non-U.S. dollar bonds were modest detractors of excess returns.
Fourth Quarter Review: The bond market experienced flat overall returns in the fourth quarter, closing out a difficult year for the asset class. The Fed’s shift to a more hawkish policy stance was the most important factor driving performance in the final three months of 2021. The Fed, after holding to its view that rising inflation was a “transitory” phenomenon through the middle part of the year, switched gears in response to price pressures that showed no signs of dissipating. In November, the central bank announced that it would begin tapering the stimulative bond buying program known as quantitative easing, and it started preparing the markets for the likelihood of rising interest rates in 2022. These developments proved to be a headwind for many segments of the fixed income market.
Short-term U.S. Treasurys suffered a disproportionate impact from the change in market expectations for the Fed policy over the next few years. The yield on the two-year note, which had traded between 0.10% to 0.25% for most of the year’s first nine months, subsequently surged to 0.73% at the close of December. Conversely, yields on long-term bonds - which are more heavily influenced by expectations for the economy - declined as investors began to anticipate slower growth in 2022. The divergence in performance between short- and long-term issues led to a flattening on the long-end of the yield curve in the quarter. Investment grade corporates delivered a narrow gain and slightly outperformed the government bond market. The category benefited from the combination of healthy fundamentals for U.S. corporations and investors’ continued appetite for yield. Higher-rated securities (those rated AAA and AA) were the key driver of returns for the broader asset classes. Corporates, while finishing with a negative absolute return in 2021, outpaced Treasurys for the full year. Although uncertainty surrounding the Omicron variant of COVID-19 briefly weighed on performance in November, high yield bonds recovered to post a decent gain for the quarter as a whole. Energy, materials and other cyclical areas of the category generally led the way higher. The asset class registered a healthy, mid-single digit return in 2021, reflecting favorable credit conditions and the steady improvement in corporations’ earnings and balance sheets.
The allocation to high yield grade credit aided performance for the quarter. Our exposure to equities was also additive. Security selection within emerging market credit was a detractor of excess returns, as were our holdings in securitized credit.
Newfleet Commentary
Market Overview: The continued impact that COVID-19 has had on the globe took center stage during the twelve-month period ended December 31, 2021. COVID-19 variants - including Delta and the latest strain, Omicron - continue to complicate the response from healthcare systems and policymakers seeking to contain the pandemic. Though some countries have imposed tighter restrictions in response to Omicron, early studies suggest the strain may be less severe than earlier variants. Monetary and fiscal policy response continues to evolve in order to support economic activity and allow dislocations to heal.
In response to higher U.S. inflation and a strengthening economy, the Fed announced plans to taper asset purchases. As of November, it had already begun winding down its asset purchases of $120 billion of U.S. Treasuries/mortgage-backed securities per month and is now aiming to finish the taper by March 2022 rather than its prior mid-year target. Assuming no more adjustments, interest rate increases are expected to follow in the second quarter. The pace, timing and magnitude of “lift-off” remains uncertain, but financial markets are pricing in a number of interest rate increases in 2022 and 2023. In addition to interest rate increases, the market’s attention will turn to the Fed’s management of its $8.8 trillion balance sheet.
In the twelve-month period, spread sectors outperformed U.S. Treasuries led by corporate high yield and high yield bank loans.
During the period, the Federal Open Market Committee left its target rate for Fed Funds unchanged in a range of 0-0.25%, the rate that was set in late March of 2020 in response to the pandemic.
During the year, U.S. Treasury rates moved higher, and the shape of the curve flattened consistent with the expectation of the Fed getting ready to raise rates.
Positive Contributors
•	The underweight to U.S. Treasuries and overweight to spread product.
•	Allocation to the corporate high yield sector. The continuing economic recovery, strong earnings, and overall improving fundamentals benefited the sector.
•	Allocation to the high yield bank loan sector. Like corporate high yield, the bank loan sector benefited from a continuing economic recovery and improving fundamentals, as well as rising interest rates. The technical picture remains supportive as a combination of collateralized loan obligation issuance and positive retail fund flows provided sufficient demand for new issuance net of repayments.
•	Allocation to and issue selection within asset-backed securities. Federal stimulus programs to aid consumers and small business have had a positive impact on fundamental performance.
•	Issue selection within corporate high quality.
Detractors
•	Allocation to the emerging markets high yield sector. While we remain involved in the emerging markets debt market, overall exposure, as a percentage of total assets, remains near the lowest levels in recent history.
•	The underweight to the corporate high quality sector detracted from performance although issue selection and positioning had a positive impact.

Current Fund Strategy
Sector Changes: Over the year, we primarily reduced exposure to corporate high quality, corporate high yield, and yankee high quality securities. We redeployed the sale proceeds primarily into high yield bank loans and asset-backed securities.
Emerging Markets Debt and Non-U.S. Exposure: We reduced emerging markets exposure throughout the year. Amidst increasing volatility in the global backdrop due to central bank policy aimed at combatting inflation, we continued our bias of preferring large cap structures with more liquidity. We continue to prefer hard currency debt over local market instruments but continue to look for specific entry points in a handful of countries where real rates are becoming more attractive.
Investment Grade Corporates: Spreads broke out of a tight trading range in the fourth quarter as the market absorbed the Omicron variant, inflation, and the Fed hiking forecast. Ending the year at 92 basis points, spreads remain tight to the five-year average (+115), but well off the mid-year lows (+80). The technical environment was favorable - net supply was manageable while flows were consistently positive through early December when modest outflows were reported. Fundamentals are also encouraging - net leverage has declined relative to pre-COVID levels and should improve further once fourth quarter earnings are reported. Third quarter revenues and earnings rose 19% and 40% respectively as margins held in better than expected given the supply chain concerns for large firms. We don’t expect much increase in debt in 2022, which will improve credit metrics further. Our exposure to the asset class is at a five-year low, which positions us to take advantage of some of the recent spread weakness. However, valuations remain tight on a historical basis. We favor the BBB segment of the market.
Corporate High Yield: We maintained a meaningful allocation to corporate high yield, although we reduced high yield exposure during the year. Our 2022 outlook for high yield is favorable, despite spreads inside of long-term averages and historically low Treasury rates creating a challenging environment for generating returns meaningfully above coupons. Even with spreads inside of long-term averages, we retain a favorable view on the asset class, given the supportive fundamental backdrop driven by above average economic growth and reasonable credit metrics. While retail flows were negative in 2021, we expect technicals to remain supportive given the dearth of yield in most other fixed income segments and a reduction in supply in 2022.
Our strategy for 2022 will be much more focused on individual names. The thematic risk-on trades that worked in 2021 - including our overweight to CCC-rated bonds and COVID-19 exposed industries - have become less compelling. While we still see some value in CCCs, the combination of tighter valuations, heavier supply from a rising number of leveraged buyouts, more aggressive sponsor behavior, and declining fiscal and monetary stimulus have led us to become more selective in that space. We remain generally bullish on energy- and commodity-exposed names because we think demand will remain firm due to continued economic growth supported by infrastructure spending and possible onshoring. Overall, our core fundamental analysis with a focus on finding bonds with the best risk-adjusted returns remains unchanged.
Securitized: We continue to focus on the U.S. consumer and the housing sector, maintaining an overweight on asset-backed securities and non-agency residential mortgage-backed securities. This is supported by strong fundamentals in both sectors. The U.S. consumer’s debt service is also near its lowest point in history, while the savings rate remains historically high. On the housing side, we continue to see the tailwinds of low mortgage rates and limited supply. Housing also benefits from demand driven by the pandemic. Unlike agency mortgage-backed securities, non-agency residential mortgage-backed securities offers direct exposure to real estate and mortgage credit. We continue to overweight both.
Outlook: Our multi-sector relative value approach enables us to take advantage of opportunities when events that trigger volatility, such as inflation worries or the Omicron variant, affect valuations. In the current environment, we believe some of the best total return and yield opportunities can be found in spread sectors, where credit selection and positioning are key. Specific sectors that demonstrate the best relative value for us include out-of-index/off-the-run asset-backed securities, non-agency residential mortgage-backed securities, high yield bank loans, corporate high yield, and BBB rated corporate investment grade.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	1.16%	5.20%	4.45%
Investor Class	0.89%	4.84%	5.51%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2021 (unaudited)
Rating	Percentage of Fund Investments
Aaa	9.35%
Aa1	0.35
Aa2	1.30
Aa3	1.07
A1	1.11
A2	2.11
A3	1.81
Baa1	2.94
Baa2	9.51
Baa3	13.56
Ba1	4.17
Ba2	6.76
Ba3	5.57
B1	3.24
B2	4.13
B3	4.39
CCC, CC, C	4.42
Equities	2.50
Not Rated	20.46
Short Term Investments	1.25
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,002.10	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,001.60	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.58
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 15.88%
	ACC Trust(b)
	Series 2019-1 Class B
$ 189,170	4.47%, 10/20/2022	$ 189,592
	Series 2021-1 Class C
830,000	2.08%, 12/20/2024	823,713
100,000	Affirm Asset Securitization Trust(b) Series 2021-B Class C 1.40%, 08/17/2026	98,769
215,288	Ajax Mortgage Loan Trust(b)(c) Series 2019-D Class A1 2.96%, 09/25/2065	216,162
865,000	Aligned Data Centers Issuer LLC(b) Series 2021-1A Class A2 1.94%, 08/15/2046	851,787
	American Credit Acceptance Receivables Trust(b)
	Series 2019-2 Class C
214,892	3.17%, 06/12/2025	215,767
	Series 2019-3 Class D
360,000	2.89%, 09/12/2025	365,785
249,880	American Homes 4 Rent(b) Series 2015-SFR1 Class A 3.47%, 04/17/2052	261,385
	AmeriCredit Automobile Receivables Trust
	Series 2019-2 Class D
720,000	2.99%, 06/18/2025	737,910
	Series 2019-3 Class D
330,000	2.58%, 09/18/2025	335,450
	Series 2020-3 Class D
85,000	1.49%, 09/18/2026	85,157
	AMSR Trust(b)
	Series 2020-SFR2 Class D
540,000	3.28%, 07/17/2037	547,295
	Series 2021-SFR2 Class C
150,000	1.88%, 08/17/2038	146,282
	Series 2021-SFR3 Class D
520,000	2.18%, 10/17/2038	507,388
87,710	Amur Equipment Finance Receivables VI LLC(b) Series 2018-2A Class A2 3.89%, 07/20/2022	88,161
	Aqua Finance Trust(b)
	Series 2019-A Class C
970,000	4.01%, 07/16/2040	992,479
	Series 2020-AA Class D
620,000	7.15%, 07/17/2046	643,530
	Series 2021-A Class B
110,000	2.40%, 07/17/2046	108,646
760,375	Arbys Funding LLC(b) Series 2020-1A Class A2 3.24%, 07/30/2050	775,579
865,000	Avant Credit Card Master Trust(b) Series 2021-1A Class A 1.37%, 04/15/2027	853,271
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Avid Automobile Receivables Trust(b)
	Series 2019-1 Class C
$ 1,160,000	3.14%, 07/15/2026	$ 1,180,405
	Series 2019-1 Class D
715,000	4.03%, 07/15/2026	731,343
	Series 2021-1 Class E
345,000	3.39%, 04/17/2028	341,477
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2019-2A Class A
105,000	3.35%, 09/22/2025	109,962
	Series 2019-2A Class D
830,000	3.04%, 09/22/2025	821,515
	Series 2020-1A Class B
105,000	2.68%, 08/20/2026	107,176
	Series 2020-2A Class A
495,000	2.02%, 02/20/2027	500,261
	Series 2020-2A Class B
205,000	2.96%, 02/20/2027	212,349
	Series 2020-2A Class C
145,000	4.25%, 02/20/2027	154,118
	Series 2021-2A Class C
160,000	2.35%, 02/20/2028	159,750
	Bayview Opportunity Master Fund IV Trust(b)(d)
	Series 2017-SPL4 Class B2
100,000	4.75%, 01/28/2055	101,023
	Series 2017-SPL5 Class B1
375,000	4.00%, 06/28/2057	381,228
	BCC Funding Corp LLC(b)
	Series 2019-1A Class D
1,170,000	3.94%, 07/20/2027	1,171,908
	Series 2020-1 Class D
770,000	4.89%, 09/22/2025	762,275
190,000	Brex Commercial Charge Card Master Trust(b) Series 2021-1 Class A 2.09%, 07/15/2024	190,652
	Business Jet Securities LLC(b)
	Series 2019-1 Class A
459,417	4.21%, 07/15/2034	462,341
	Series 2020-1A Class A
107,632	2.98%, 11/15/2035	107,470
	Series 2021-1A Class B
86,625	2.92%, 04/15/2036	84,834
870,000	Cajun Global LLC(b) Series 2021-1 Class A2 3.93%, 11/20/2051	866,360
411,125	CAL Funding IV Ltd(b) Series 2020-1A Class A 2.22%, 09/25/2045	409,494
	CarMax Auto Owner Trust
	Series 2019-3 Class D
320,000	2.85%, 01/15/2026	327,185
	Series 2020-1 Class D
240,000	2.64%, 07/15/2026	244,285
	Series 2020-3 Class D
200,000	2.53%, 01/15/2027	203,578

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-4 Class D
$ 175,000	1.75%, 04/15/2027	$ 174,559
135,000	Carvana Auto Receivables Trust Series 2021-P4 Class C 2.33%, 02/10/2028	134,936
556,905	CF Hippolyta LLC(b) Series 2020-1 Class A1 1.69%, 07/15/2060	552,427
	CLI Funding LLC(b)
	Series 2020-3A Class A
381,958	2.07%, 10/18/2045	379,097
	Series 2021-1A Class A
288,818	1.64%, 02/18/2046	282,010
	College Ave Student Loans LLC(b)
	Series 2021-A Class C
110,000	2.92%, 07/25/2051	109,928
	Series 2021-C Class D
100,000	4.11%, 07/26/2055	100,195
	Commonbond Student Loan Trust(b)
	Series 2019-AGS Class B
165,717	3.04%, 01/25/2047	168,158
	Series 2020-1 Class A
205,035	1.69%, 10/25/2051	200,441
212,660	Conn's Receivables Funding LLC(b) Series 2020-A Class B 4.27%, 06/16/2025	213,578
	CoreVest American Finance Trust(b)
	Series 2018-2 Class A
286,977	4.03%, 11/15/2052	296,538
	Series 2019-3 Class A
264,528	2.71%, 10/15/2052	270,237
	Series 2019-3 Class B
145,000	3.16%, 10/15/2052	150,517
	Series 2019-3 Class C
235,000	3.27%, 10/15/2052	239,701
	Series 2020-2 Class C
100,000	4.71%, 05/15/2052(d)	111,261
	Series 2021-1 Class C
105,000	2.80%, 04/15/2053	104,308
	Series 2021-2 Class C
205,000	2.48%, 07/15/2054	197,286
	Series 2021-3 Class D
105,000	3.47%, 10/15/2054	104,913
110,000	CPS Auto Receivables Trust(b) Series 2020-C Class C 1.71%, 08/17/2026	110,566
	Credit Acceptance Auto Loan Trust(b)
	Series 2019-3A Class C
275,000	3.06%, 03/15/2029	280,876
	Series 2020-1A Class C
300,000	2.59%, 06/15/2029	305,070
	Series 2020-2A Class C
250,000	2.73%, 11/15/2029	254,934
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-3A Class C
$ 290,000	2.28%, 02/15/2030	$ 292,549
	Series 2021-2A Class C
250,000	1.64%, 06/17/2030	246,597
	Series 2021-3A Class C
250,000	1.63%, 09/16/2030	246,449
	DB Master Finance LLC(b)
	Series 2017-1A Class A2II
158,813	4.03%, 11/20/2047	165,757
	Series 2019-1A Class A23
195,500	4.35%, 05/20/2049	209,239
	Series 2021-1A Class A2II
480,000	2.49%, 11/20/2051	476,478
	Dell Equipment Finance Trust(b)
	Series 2020-2 Class C
100,000	1.37%, 01/22/2024	100,127
	Series 2020-2 Class D
105,000	1.92%, 03/23/2026	105,828
610,000	Dext LLC(b) Series 2020-1 Class D 7.21%, 02/15/2028	605,521
458,836	Diamond Resorts Owner Trust(b) Series 2021-1A Class B 2.05%, 11/21/2033	456,738
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
332,063	4.12%, 07/25/2047	347,491
	Series 2018-1A Class A2II
67,900	4.33%, 07/25/2048	71,413
	Series 2019-1A Class A2
337,980	3.67%, 10/25/2049	355,726
	Series 2021-1A Class A2I
791,025	2.66%, 04/25/2051	794,354
	Drive Auto Receivables Trust
	Series 2018-3 Class D
76,370	4.30%, 09/16/2024	77,332
	Series 2020-1 Class D
230,000	2.70%, 05/17/2027	234,275
	DT Auto Owner Trust(b)
	Series 2019-3A Class D
175,000	2.96%, 04/15/2025	178,659
	Series 2021-2A Class D
155,000	1.50%, 02/16/2027	153,302
223,965	Education Funding Trust Trust(b) Series 2020-A Class A 2.79%, 07/25/2041	226,416
142,984	EDvestinU Private Education Loan Issue No 3 LLC(b) Series 2021-A Class A 1.80%, 11/25/2045	140,648
96,263	Elara HGV Timeshare Issuer LLC(b) Series 2021-A Class C 2.09%, 08/27/2035	94,706

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	ELFI Graduate Loan Program LLC(b)
	Series 2019-A Class A
$ 195,478	2.54%, 03/25/2044	$ 197,366
	Series 2021-A Class B
100,000	2.09%, 12/26/2046	99,996
	Exeter Automobile Receivables Trust
	Series 2019-1A Class D
934,924	4.13%, 12/16/2024(b)	953,803
	Series 2019-2A Class E
950,000	4.68%, 05/15/2026(b)	991,010
	Series 2019-3A Class C
539,899	2.79%, 05/15/2024(b)	542,803
	Series 2019-4A Class D
960,000	2.58%, 09/15/2025(b)	975,561
	Series 2020-2A Class D
305,000	4.73%, 04/15/2026(b)	319,717
	Series 2020-3A Class D
115,000	1.73%, 07/15/2026	115,891
795,000	Fair Square Issuance Trust(b) Series 2020-AA Class A 2.90%, 09/20/2024	796,056
820,000	FAT Brands Royalty LLC(b) Series 2021-1A Class A2 4.75%, 04/25/2051	813,044
120,000	First Investors Auto Owner Trust(b) Series 2019-2A Class D 2.80%, 12/15/2025	121,857
	FirstKey Homes Trust(b)
	Series 2020-SFR1 Class B
495,000	1.74%, 08/17/2037	488,192
	Series 2020-SFR1 Class D
200,000	2.24%, 08/17/2037	197,545
	Series 2020-SFR1 Class E
100,000	2.79%, 08/17/2037	99,958
	Series 2020-SFR2 Class B
915,000	1.57%, 10/19/2037	892,768
	Series 2020-SFR2 Class D
775,000	1.97%, 10/19/2037	754,632
	Series 2021-SFR1 Class D
1,015,000	2.19%, 08/17/2038	994,846
	Series 2021-SFR1 Class E1
335,000	2.39%, 08/17/2038	327,243
	Series 2021-SFR1 Class E2
280,000	2.49%, 08/17/2038	274,360
	Series 2021-SFR2 Class E1
280,000	2.26%, 09/17/2038	272,697
	Series 2021-SFR2 Class E2
140,000	2.36%, 09/17/2038	136,177
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
210,000	2.86%, 12/15/2025	214,458
	Series 2019-4 Class D
385,000	3.12%, 01/15/2026	396,096
	Series 2020-1 Class D
645,000	2.48%, 03/16/2026	653,387
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-4 Class D
$ 240,000	2.18%, 02/16/2027	$ 241,493
	Series 2021-2 Class D
210,000	1.59%, 06/15/2027	206,895
815,000	Ford Credit Auto Owner Trust Series 2020-C Class A3 0.41%, 07/15/2025	811,106
169,157	Foundation Finance Trust(b) Series 2017-1A Class A 3.30%, 07/15/2033	170,572
230,000	Foursight Capital Automobile Receivables Trust(b) Series 2021-2 Class D 1.92%, 09/15/2027	227,042
	Freedom Financial Trust(b)
	Series 2021-2 Class C
100,000	1.94%, 06/19/2028	100,102
	Series 2021-3FP Class D
255,000	2.37%, 11/20/2028	250,962
	FRTKL Trust(b)
	Series 2021-SFR1 Class E1
100,000	2.37%, 09/17/2038	97,502
	Series 2021-SFR1 Class E2
100,000	2.52%, 09/17/2038	97,511
143,672	Genesis Private Label Amortizing Trust(b) Series 2020-1 Class B 2.83%, 07/20/2030	143,672
	GLS Auto Receivables Issuer Trust(b)
	Series 2019-4A Class D
1,545,000	4.09%, 08/17/2026	1,585,125
	Series 2020-1A Class C
340,000	2.72%, 11/17/2025	345,650
	Series 2020-2A Class B
875,000	3.16%, 06/16/2025	893,947
	Series 2020-3A Class E
1,705,000	4.31%, 07/15/2027	1,757,661
	Series 2021-1A Class D
965,000	1.68%, 01/15/2027	958,993
	Series 2021-2A Class D
345,000	1.42%, 04/15/2027	339,250
540,000	GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3 0.35%, 10/16/2025	536,558
100,000	GMF Floorplan Owner Revolving Trust(b) Series 2020-1 Class C 1.48%, 08/15/2025	100,427
762,300	Hardee's Funding LLC(b) Series 2020-1A Class A2 3.98%, 12/20/2050	797,919
1,320,000	Hertz Vehicle Financing III LP(b) Series 2021-2A Class A 1.68%, 12/27/2027	1,300,183
704,375	HIN Timeshare Trust(b) Series 2020-A Class C 3.42%, 10/09/2039	716,855

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Home Partners of America Trust(b)
	Series 2019-1 Class D
$ 176,861	3.41%, 09/17/2039	$ 179,093
	Series 2019-2 Class D
126,709	3.12%, 10/19/2039	122,826
	Series 2020-2 Class A
259,501	1.53%, 01/17/2041	250,374
	Series 2021-1 Class E
96,495	2.58%, 09/17/2041	94,158
534,888	Horizon Aircraft Finance III Ltd(b) Series 2019-2 Class A 3.43%, 11/15/2039	523,664
1,050,000	Hotwire Funding LLC(b) Series 2021-1 Class C 4.46%, 11/20/2051	1,042,013
	HPEFS Equipment Trust(b)
	Series 2019-1A Class C
110,000	2.49%, 09/20/2029	110,808
	Series 2020-1A Class D
315,000	2.26%, 02/20/2030	318,940
	Series 2020-2A Class C
100,000	2.00%, 07/22/2030	101,146
	Series 2021-1A Class D
150,000	1.03%, 03/20/2031	148,113
	Invitation Homes Trust(b)(e)
	Series 2018-SFR2 Class B
109,983	1.19%, 06/17/2037 1-mo. LIBOR + 1.08%	109,849
	Series 2018-SFR3 Class B
25,019	1.26%, 07/17/2037 1-mo. LIBOR + 1.15%	24,983
641,000	Jersey Mike's Funding(b) Series 2019-1A Class A2 4.43%, 02/15/2050	672,903
187,982	JPMorgan Chase Bank NA(b) Series 2021-1 Class D 1.17%, 09/25/2028	187,295
371,480	Laurel Road Prime Student Loan Trust(b) Series 2020-A Class A2FX 1.40%, 11/25/2050	370,128
321,429	Legacy Mortgage Asset Trust(b)(c) Series 2019-GS4 Class A1 3.44%, 05/25/2059	321,601
	Lendmark Funding Trust(b)
	Series 2019-1A Class A
795,000	3.00%, 12/20/2027	802,681
	Series 2021-1A Class A
825,000	1.90%, 11/20/2031	815,919
473,923	MAPS Ltd(b) Series 2018-1A Class A 4.21%, 05/15/2043	464,115
903,810	MAPS Trust(b) Series 2021-1A Class A 2.52%, 06/15/2046	894,690
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Mariner Finance Issuance Trust(b)
	Series 2019-AA Class A
$ 995,000	2.96%, 07/20/2032	$ 1,006,838
	Series 2020-AA Class A
770,000	2.19%, 08/21/2034	775,076
	Marlette Funding Trust(b)
	Series 2019-4A Class A
7,997	2.39%, 12/17/2029	8,008
	Series 2021-2A Class C
100,000	1.50%, 09/15/2031	98,476
	Series 2021-3A Class C
145,000	1.81%, 12/15/2031	142,841
1,150,000	Mercury Financial Credit Card Master Trust(b) Series 2021-1A Class A 1.54%, 03/20/2026	1,148,932
122,736	Merlin Aviation Holdings Designated Activity Co(b)(c) Series 2016-1 Class A 4.50%, 12/15/2032	111,307
900,000	MetLife Securitization Trust(b)(d) Series 2017-1A Class M1 3.48%, 04/25/2055	922,824
270,000	Mill City Mortgage Loan Trust(b)(d) Series 2017-1 Class M2 3.25%, 11/25/2058	277,355
	Mission Lane Credit Card Master Trust(b)
	Series 2021-A Class A
1,100,000	1.59%, 09/15/2026	1,092,215
	Series 2021-A Class B
100,000	2.24%, 09/15/2026	99,482
	MVW Owner Trust(b)
	Series 2016-1A Class A
354,784	2.25%, 12/20/2033	357,018
	Series 2019-1A Class C
37,564	3.33%, 11/20/2036	37,831
	Series 2021-2A Class C
730,000	2.23%, 05/20/2039	724,812
	Navient Private Education Refi Loan Trust(b)
	Series 2019-GA Class B
100,000	3.08%, 10/15/2068	102,347
	Series 2020-HA Class A
69,861	1.31%, 01/15/2069	69,580
	Series 2021-A Class A
243,126	0.84%, 05/15/2069	240,055
	Series 2021-EA Class B
115,000	2.03%, 12/16/2069	111,894
	Series 2021-FA Class B
265,000	2.12%, 02/18/2070	259,996
698,250	NBC Funding LLC(b) Series 2021-1 Class A2 2.99%, 07/30/2051	694,483
220,845	Oasis LLC(b) Series 2020-2A Class A 4.26%, 05/15/2032	221,722

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 269,954	Oasis Securitization Funding LLC(b) Series 2021-1A Class A 2.58%, 02/15/2033	$ 270,009
915,000	Octane Receivables Trust(b) Series 2020-1A Class B 1.98%, 06/20/2025	918,319
	OneMain Financial Issuance Trust(b)
	Series 2018-2A Class A
120,000	3.57%, 03/14/2033	123,804
	Series 2020-1A Class B
290,000	4.83%, 05/14/2032	303,074
	Series 2020-2A Class A
355,000	1.75%, 09/14/2035	352,678
	Series 2021-1A Class D
270,000	2.47%, 06/16/2036	265,662
279,300	Planet Fitness Master Issuer LLC(b) Series 2019-1A Class A2 3.86%, 12/05/2049	287,065
	Prestige Auto Receivables Trust(b)
	Series 2018-1A Class D
1,215,000	4.14%, 10/15/2024	1,234,137
	Series 2019-1A Class D
980,000	3.01%, 08/15/2025	993,627
	Series 2020-1A Class E
235,000	3.67%, 02/15/2028	240,193
268,555	Preston Ridge Partners Mortgage LLC(b)(c) Series 2020-4 Class A1 2.95%, 10/25/2025	267,881
	Progress Residential Trust(b)
	Series 2019-SFR1 Class E
145,000	4.47%, 08/17/2035	145,384
	Series 2019-SFR2 Class A
678,397	3.15%, 05/17/2036	682,341
	Series 2019-SFR2 Class D
305,000	3.79%, 05/17/2036	304,985
	Series 2019-SFR2 Class E
240,000	4.14%, 05/17/2036	239,967
	Series 2019-SFR4 Class D
275,000	3.14%, 10/17/2036	277,037
	Series 2020-SFR3 Class E
145,000	2.30%, 10/17/2027	141,882
	Series 2021-SFR2 Class D
805,000	2.20%, 04/19/2038	787,321
	Series 2021-SFR2 Class E1
345,000	2.55%, 04/19/2038	338,020
	Series 2021-SFR3 Class E1
125,000	2.54%, 05/17/2026	123,001
	Series 2021-SFR3 Class E2
105,000	2.69%, 05/17/2026	103,116
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	97,797
	Series 2021-SFR4 Class E2
100,000	2.56%, 05/17/2038	97,804
	Series 2021-SFR5 Class E1
145,000	2.21%, 07/17/2038	140,698
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-SFR5 Class E2
$ 100,000	2.36%, 07/17/2038	$ 96,714
	Series 2021-SFR6 Class C
505,000	1.86%, 07/17/2038	494,059
	Series 2021-SFR6 Class E1
185,000	2.43%, 07/17/2038	181,579
	Series 2021-SFR6 Class E2
100,000	2.53%, 07/17/2038	98,113
	Series 2021-SFR7 Class E1
305,000	2.59%, 08/17/2040	295,319
	Series 2021-SFR7 Class E2
100,000	2.64%, 08/17/2040	96,826
	Series 2021-SFR9 Class E1
100,000	2.81%, 11/17/2040	96,324
980,000	Purchasing Power Funding LLC(b) Series 2021-A Class B 1.92%, 10/15/2025	973,629
610,000	Republic Finance Issuance Trust(b) Series 2020-A Class A 2.47%, 11/20/2030	618,812
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
385,000	2.68%, 10/15/2025	390,074
	Series 2020-1 Class C
110,000	4.11%, 12/15/2025	113,206
	Series 2020-1 Class D
200,000	5.35%, 03/15/2028	212,575
	Series 2020-2 Class D
95,000	2.22%, 09/15/2026	96,384
	Series 2020-4 Class D
80,000	1.48%, 01/15/2027	80,232
	Series 2021-1 Class D
405,000	1.13%, 11/16/2026	402,590
	Series 2021-2 Class D
485,000	1.35%, 07/15/2027	482,023
	Series 2021-3 Class D
660,000	1.33%, 09/15/2027	651,342
	Sierra Timeshare Receivables Funding LLC(b)
	Series 2019-2A Class C
113,108	3.12%, 05/20/2036	114,138
	Series 2019-3A Class C
78,760	3.00%, 08/20/2036	79,069
	Series 2021-1A Class C
70,419	1.79%, 11/20/2037	69,518
676,494	S-Jets Ltd(b) Series 2017-1 Class A 3.97%, 08/15/2042	658,534
653,940	Slam Ltd(b) Series 2021-1A Class A 2.43%, 06/15/2046	641,094
	SMB Private Education Loan Trust(b)
	Series 2015-C Class B
100,000	3.50%, 09/15/2043	102,754
	Series 2018-C Class B
100,000	4.00%, 11/17/2042	104,747

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-B Class A2A
$ 729,489	2.84%, 06/15/2037	$ 747,690
	Series 2020-A Class A2A
94,380	2.23%, 09/15/2037	95,454
	Series 2021-A Class A2A2
185,000	0.84%, 01/15/2053(e) 1-mo. LIBOR + 0.73%	185,685
	Series 2021-D Class B
200,000	2.31%, 03/17/2053	196,977
	SoFi Consumer Loan Program Trust(b)
	Series 2018-1 Class B
38,789	3.65%, 02/25/2027	39,015
	Series 2019-4 Class C
335,000	2.84%, 08/25/2028	339,584
	Series 2021-1 Class D
100,000	2.04%, 09/25/2030	98,717
100,000	SoFi Professional Loan Program LLC(b)(d) Series 2017-A Class C 4.43%, 03/26/2040	103,256
605,000	Taco Bell Funding LLC(b) Series 2021-1A Class A2II 2.29%, 08/25/2051	598,055
317,333	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	308,500
343,715	TIF Funding II LLC(b) Series 2021-1A Class A 1.65%, 02/20/2046	332,904
	Towd Point Mortgage Trust(b)
	Series 2016-4 Class B1
615,000	3.82%, 07/25/2056(d)	648,132
	Series 2017-1 Class A2
950,000	3.50%, 10/25/2056(d)	976,519
	Series 2017-1 Class M1
635,000	3.75%, 10/25/2056(d)	659,189
	Series 2017-4 Class A2
230,000	3.00%, 06/25/2057(d)	236,335
	Series 2017-4 Class M2
225,000	3.25%, 06/25/2057(d)	231,624
	Series 2017-5 Class M2
340,000	1.59%, 02/25/2057(e) 1-mo. LIBOR + 1.50%	344,786
	Series 2018-4 Class A2
100,000	3.00%, 06/25/2058(d)	103,524
	Series 2018-5 Class M1
170,000	3.25%, 07/25/2058(d)	174,460
	Series 2018-6 Class A1B
300,000	3.75%, 03/25/2058(d)	311,705
	Series 2018-6 Class A2
1,590,000	3.75%, 03/25/2058(d)	1,664,702
	Series 2019-2 Class A2
670,000	3.75%, 12/25/2058(d)	702,148
	Series 2019-2 Class M1
945,000	3.75%, 12/25/2058(d)	979,730
	Series 2019-4 Class A1
299,796	2.90%, 10/25/2059(d)	305,564
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-4 Class A2
$ 615,000	3.25%, 10/25/2059(d)	$ 640,347
	Series 2020-1 Class A2B
100,000	3.25%, 01/25/2060(d)	103,843
	Series 2020-1 Class M1
335,000	3.50%, 01/25/2060(d)	343,406
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class C
1,740,000	3.15%, 03/17/2038	1,777,723
	Series 2019-SFR1 Class D
115,000	3.20%, 03/17/2038	116,481
	Series 2020-SFR1 Class D
230,000	2.55%, 07/17/2038	226,939
	Series 2020-SFR2 Class D
895,000	2.28%, 11/17/2039	865,720
	Series 2020-SFR2 Class E1
225,000	2.73%, 11/17/2039	219,494
490,000	Tricon Residential Trust(b) Series 2021-SFR1 Class B 2.24%, 07/17/2038	486,321
664,738	Triton Container Finance VIII LLC(b) Series 2021-1A Class A 1.86%, 03/20/2046	647,432
825,000	United Auto Credit Securitization Trust(b) Series 2019-1 Class E 4.29%, 08/12/2024	828,163
	VCAT LLC(b)(c)
	Series 2021-NPL1 Class A1
111,173	2.29%, 12/26/2050	110,995
	Series 2021-NPL1 Class A2
480,000	4.83%, 12/26/2050	475,780
	Series 2021-NPL3 Class A1
441,407	1.74%, 05/25/2051	436,826
	Series 2021-NPL4 Class A1
941,979	1.87%, 08/25/2051	928,126
	Series 2021-NPL5 Class A1
537,722	1.87%, 08/25/2051	530,594
	Series 2021-NPL6 Class A1
848,794	1.92%, 09/25/2051	834,262
342,557	VOLT C LLC(b)(c) Series 2021-NPL9 Class A1 1.99%, 05/25/2051	340,697
415,000	VOLT CVI LLC(b)(c) Series 2021-NP12 Class A1 2.73%, 12/26/2051	415,000
812,366	VOLT XCII LLC(b)(c) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	807,085
423,507	VOLT XCIII LLC(b)(c) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	420,129
564,481	VOLT XCIV LLC(b)(c) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	561,462
296,562	VOLT XCV LLC(b)(c) Series 2021-NPL4 Class A1 2.24%, 03/27/2051	294,525

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 258,032	VOLT XCVI LLC(b)(c) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	$ 256,821
599,313	VOLT XCVII LLC(b)(c) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	595,722
431,179	WAVE Trust(b) Series 2017-1A Class A 3.84%, 11/15/2042	419,316
	Wendy's Funding LLC(b)
	Series 2018-1A Class A2II
129,600	3.88%, 03/15/2048	134,550
	Series 2021-1A Class A2I
338,300	2.37%, 06/15/2051	330,487
	Westlake Automobile Receivables Trust(b)
	Series 2021-1A Class D
785,000	1.23%, 04/15/2026	775,971
	Series 2021-2A Class D
345,000	1.23%, 12/15/2026	339,477
TOTAL ASSET-BACKED SECURITIES — 15.88% (Cost $109,828,269)		$109,696,923
BANK LOANS
322,556	84 Lumber Company(e) 3.35%, 11/13/2026 1-mo. LIBOR + 3.25%	322,691
654,053	Accelerated Health Systems LLC(e) 3.60%, 10/31/2025 1-mo. LIBOR + 3.50%	649,148
234,413	AHP Health Partners Inc(e) 3.60%, 08/24/2028 1-mo. LIBOR + 3.50%	234,706
122,647	Air Canada(e) 4.25%, 08/11/2028 2-mo. LIBOR + 4.10%	122,162
450,000	AIT Worldwide Logistics Inc(e) 5.50%, 04/06/2028 1-mo. LIBOR + 5.40%	449,168
529,098	AlixPartners LLP(e) 3.25%, 02/04/2028 1-mo. LIBOR + 3.15%	526,452
637,198	Alliance Laundry Systems LLC(e) 4.25%, 10/08/2027 1-mo. LIBOR + 4.15%	636,629
89,550	Allied Universal Holdco LLC(e) 4.25%, 05/12/2028 3-mo. LIBOR + 4.04%	89,102
377,150	Amentum Government Services Holdings LLC(e) 5.50%, 01/29/2027 2-mo. LIBOR + 5.35%	371,139
100,000	American Airlines Inc(e) 5.50%, 04/20/2028 1-mo. LIBOR + 5.40%	103,525
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 222,668	Anchor Glass Container Corp(e) 3.75%, 12/07/2023 1-mo. LIBOR + 3.65%	$ 191,773
560,000	Apex Group Treasury LLC(e)(f) 3.85%, 07/27/2028 1-mo. LIBOR + 3.75%	558,600
380,000	Applied Systems Inc(e) 6.25%, 09/19/2025 3-mo. LIBOR + 6.04%	382,613
315,000	ARC Falcon I Inc(e) 7.50%, 09/30/2029 1-mo. LIBOR + 7.40%	310,275
	Arcline FM Holdings LLC(e)
530,000	5.50%,06/23/2028 (f) 6-mo. LIBOR + 5.16%	528,675
140,000	9.00%,06/15/2029 6-mo. LIBOR + 8.66%	138,950
337,454	Aruba Investments Holdings LLC(e) 4.75%, 11/24/2027 1-mo. LIBOR + 4.65%	337,454
222,750	ASP Navigate Acquisition Corp(e) 5.50%, 10/06/2027 2-mo. LIBOR + 5.35%	222,379
354,416	Aston Finco SARL(e) 4.35%, 10/09/2026 1-mo. LIBOR + 4.25%	351,758
	Asurion LLC(e)
670,932	3.35%,07/31/2027 1-mo. LIBOR + 3.25%	665,900
285,000	5.35%,01/31/2028 1-mo. LIBOR + 5.25%	284,466
220,000	5.35%,01/20/2029 1-mo. LIBOR + 5.25%	218,992
173,688	Athenahealth Inc(e) 4.40%, 02/11/2026 2-mo. LIBOR + 4.25%	173,416
804,719	Azalea TopCo Inc(e)(f) 4.50%, 07/24/2026 1-mo. LIBOR + 4.40%	804,383
484,105	Backyard Acquireco Inc(e) 4.50%, 11/02/2027 3-mo. LIBOR + 4.29%	483,984
322,567	Berlin Packaging LLC(e) 3.35%, 03/11/2028 1-mo. LIBOR + 3.25%	320,147
518,656	Blackhawk Network Holdings Inc(e) 3.10%, 06/15/2025 1-mo. LIBOR + 3.00%	515,091
	Boxer Parent Co Inc(e)
697,524	3.97%,10/02/2025 3-mo. LIBOR + 3.76%	694,037
155,000	6.00%,02/27/2026 3-mo. LIBOR + 5.79%	155,930
580,040	Brookfield WEC Holdings Inc(e) 3.25%, 08/01/2025 1-mo. LIBOR + 3.15%	575,810

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 778,292	Brown Group Holding LLC(e) 2.75%, 06/07/2028 3-mo. LIBOR + 2.54%	$ 776,346
312,434	BWay Holding Co(e) 3.35%, 04/03/2024 2-mo. LIBOR + 3.20%	307,915
868,744	Caesars Resort Collection LLC(e) 2.85%, 12/23/2024 1-mo. LIBOR + 2.75%	868,201
566,554	Carlisle Foodservice Products Inc(e)(f) 4.00%, 03/20/2025 1-mo. LIBOR + 3.90%	553,807
	Carnival Corp(e)
118,500	3.75%,06/30/2025 1-mo. LIBOR + 3.65%	116,871
324,700	4.00%,10/18/2028 1-mo. LIBOR + 3.90%	320,641
380,000	CCC Intelligent Solutions Inc(e) 3.00%, 09/21/2028 3-mo. LIBOR + 2.79%	378,733
630,000	Chariot Buyer LLC(e) 4.00%, 11/03/2028 1-mo. LIBOR + 3.90%	629,213
105,000	Cincinnati Bell Inc(e) 3.75%, 11/17/2028 3-mo. LIBOR + 3.54%	105,066
570,000	Circor international Inc(e)(f) 4.60%, 12/20/2028 1-mo. LIBOR + 4.50%	565,013
759,262	Citadel Securities LP(e) 2.60%, 02/02/2028 3-mo. LIBOR + 2.40%	753,704
318,788	CITGO Petroleum Corp(e) 7.25%, 03/28/2024 1-mo. LIBOR + 7.15%	317,858
291,417	Clarios Global LP(e) 3.35%, 04/30/2026 1-mo. LIBOR + 3.25%	289,231
363,175	CNT Holdings I Corp(e) 4.25%, 11/08/2027 2-mo. LIBOR + 4.10%	362,630
590,000	ConnectWise LLC(e)(f) 4.00%, 09/29/2028 3-mo. LIBOR + 3.79%	587,998
196,351	Consolidated Communications Inc(e) 4.25%, 10/02/2027 1-mo. LIBOR + 4.15%	195,676
864,082	Cooper-Standard Automotive Inc(e) 2.75%, 11/02/2023 1-mo. LIBOR + 2.65%	807,917
	CP Iris Holdco I Inc(e)
34,667	3.85%,09/21/2028 1-mo. LIBOR + 3.75%	34,407
173,333	4.25%,10/02/2028 (f) 1-mo. LIBOR + 4.15%	172,033
491,287	CPC Acquisition Corp(e) 4.50%, 12/29/2027 3-mo. LIBOR + 4.29%	485,146
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 360,000	Davis Standard LLC(e)(f) 0.00%, 12/11/2028 1-mo. LIBOR + (0.10)%	$ 349,200
448,496	Deerfield Dakota Holding LLC(e) 4.75%, 04/09/2027 1-mo. LIBOR + 4.65%	448,736
	DexKo Global Inc(e)
140,000	4.25%,10/03/2028 3-mo. LIBOR + 4.04%	139,322
25,000	4.25%,10/04/2028 3-mo. LIBOR + 4.04%	24,879
308,460	DG Investment Intermediate Holdings 2 Inc(e) 4.25%, 03/31/2028 1-mo. LIBOR + 4.15%	308,138
850,000	Diamond BC BV(e) 3.50%, 09/29/2028 1-mo. LIBOR + 3.40%	843,837
598,036	DIRECTV Financing LLC(e) 5.75%, 08/02/2027 3-mo. LIBOR + 5.54%	598,375
	DiversiTech Holdings Inc(e)(f)
306,571	3.86%,12/14/2028 1-mo. LIBOR + 3.76%	305,997
63,429	3.86%,12/15/2028 1-mo. LIBOR + 3.76%	63,310
515,000	Dotdash Meredith Inc(e) 4.50%, 11/23/2028 3-mo. LIBOR + 4.29%	514,678
903,138	Dun & Bradstreet Corp(e) 3.35%, 02/06/2026 1-mo. LIBOR + 3.25%	899,074
257,400	DXP Enterprises Inc(e) 4.85%, 12/23/2027 1-mo. LIBOR + 4.75%	255,470
93,400	ECL Entertainment LLC(e) 8.25%, 05/01/2028 1-mo. LIBOR + 8.15%	94,684
282,268	Envision Healthcare Corp(e) 3.85%, 10/10/2025 1-mo. LIBOR + 3.75%	226,167
826,547	Epicor Software Corp(e) 4.00%, 07/30/2027 1-mo. LIBOR + 3.90%	825,561
	Filtration Group Corp(e)
623,465	3.10%,03/31/2025 1-mo. LIBOR + 3.00%	618,010
149,625	4.00%,10/21/2028 1-mo. LIBOR + 3.90%	149,288
309,584	Froneri US Inc(e) 2.35%, 01/29/2027 1-mo. LIBOR + 2.25%	304,940
460,735	Gainwell Acquisition Corp(e) 4.75%, 10/01/2027 3-mo. LIBOR + 4.54%	461,598
185,000	Garda World Security Corp(e) 4.36%, 10/30/2026 1-mo. LIBOR + 4.26%	184,480
907,193	Gates Global LLC(e) 4.00%, 03/31/2027 1-mo. LIBOR + 3.15%	904,925

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Bank Loans — (continued)
	Generation Bridge II LLC(e)
$ 21,695	5.11%,12/14/2028 1-mo. LIBOR + 5.01%	$ 21,668
176,274	5.11%,12/15/2028 1-mo. LIBOR + 5.01%	176,054
669,937	Grab Holdings Inc(e) 5.50%, 01/29/2026 1-mo. LIBOR + 5.40%	670,356
480,159	Great Outdoors Group LLC(e) 4.50%, 03/06/2028 3-mo. LIBOR + 4.29%	480,309
347,375	Greeneden Holdings II LLC(e) 4.75%, 12/01/2027 1-mo. LIBOR + 4.65%	348,388
398,925	Hamilton Projects Acquiror LLC(e) 5.50%, 06/17/2027 1-mo. LIBOR + 5.40%	398,260
669,925	Harbor Freight Tools USA Inc(e) 3.25%, 10/19/2027 1-mo. LIBOR + 3.15%	667,936
533,662	Heartland Dental LLC(e) 4.09%, 04/30/2025 3-mo. LIBOR + 3.88%	532,995
621,875	Herens Holdco SARL(e) 4.75%, 07/03/2028 3-mo. LIBOR + 4.54%	620,674
	Hertz Corp(e)
429,325	3.75%,06/30/2028 1-mo. LIBOR + 3.65%	429,459
81,318	4.25%,06/30/2028 1-mo. LIBOR + 4.15%	81,343
340,257	H-Food Holdings LLC(e) 3.79%, 05/23/2025 1-mo. LIBOR + 3.69%	337,776
454,754	Hilton Grand Vacations Borrower LLC(e) 3.50%, 08/02/2028 1-mo. LIBOR + 3.40%	455,323
407,679	Hoya Midco LLC(e) 4.50%, 06/30/2024 1-mo. LIBOR + 4.40%	407,170
270,531	Hunter Holdco 3 Ltd(e) 4.35%, 08/19/2028 1-mo. LIBOR + 4.25%	270,531
898,978	Hyland Software Inc(e)(f) 4.25%, 07/01/2024 3-mo. LIBOR + 4.04%	899,727
665,243	Ineos US Finance LLC(e) 2.09%, 04/01/2024 1-mo. LIBOR + 1.99%	660,982
	Infinite Bidco LLC(e)
482,575	4.25%,03/02/2028 1-mo. LIBOR + 4.15%	480,162
185,000	7.50%,03/02/2029 1-mo. LIBOR + 7.40%	187,158
393,000	Innophos Holdings Inc(e) 3.85%, 02/05/2027 1-mo. LIBOR + 3.75%	391,526
317,000	Intelsat Jackson Holdings SA(e) 8.63%, 01/02/2024 1-mo. LIBOR + 8.52%	316,366
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 458,850	J&J Ventures Gaming LLC(e) 4.75%, 04/26/2028 1-mo. LIBOR + 4.65%	$ 458,850
309,225	Jazz Financing SARL(e) 3.60%, 05/05/2028 1-mo. LIBOR + 3.50%	310,357
	KKR Apple Bidco LLC(e)
505,000	3.50%,09/22/2028 1-mo. LIBOR + 3.40%	502,825
35,000	6.25%,09/21/2029 1-mo. LIBOR + 6.15%	35,383
640,162	Klockner Pentaplast of America Inc(e) 5.25%, 02/12/2026 2-mo. LIBOR + 5.10%	640,163
40,000	Landry's Finance Acquisition Co(e) 13.00%, 10/04/2023 1-mo. LIBOR + 12.90%	42,600
179,550	LaserShip Inc(e) 5.25%, 04/30/2028 6-mo. LIBOR + 4.91%	179,251
606,707	LifePoint Health Inc(e) 3.85%, 11/16/2025 1-mo. LIBOR + 3.75%	605,645
	Lightstone HoldCo LLC(e)
885,080	4.75%,01/29/2024 (f) 1-mo. LIBOR + 4.65%	748,262
49,920	4.75%,01/30/2024 1-mo. LIBOR + 4.65%	42,203
510,000	LSCS Holdings Inc(e)(f) 4.60%, 11/23/2028 1-mo. LIBOR + 4.50%	510,000
	Madison Safety & Flow LLC(e)(f)
80,000	3.80%,12/14/2028 1-mo. SOFR + 3.75%	79,933
180,000	6.80%,12/14/2029 1-mo. SOFR + 6.75%	180,000
344,138	Magenta Buyer LLC(e) 5.75%, 07/27/2028 1-mo. LIBOR + 5.65%	343,421
185,000	Mamba Purchaser Inc(e) 4.25%, 10/16/2028 1-mo. LIBOR + 4.15%	184,692
368,150	Mavis Tire Express Services Topco Corp(e) 4.75%, 05/04/2028 1-mo. LIBOR + 4.65%	368,012
438,900	McGraw-Hill Education Inc(e) 5.25%, 07/28/2028 1-mo. LIBOR + 5.15%	436,522
496,172	Medallion Midland Acquisition LP(e) 4.50%, 10/18/2028 1-mo. LIBOR + 4.40%	492,658
460,369	Medline Borrower LP(e)(f) 3.75%, 10/23/2028 1-mo. LIBOR + 3.65%	459,889
323,376	Michaels Cos Inc(e) 5.00%, 04/15/2028 3-mo. LIBOR + 4.79%	319,818

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 510,000	Mileage Plus Holdings Inc(e) 6.25%, 06/21/2027 3-mo. LIBOR + 6.04%	$ 537,731
830,825	One Call Corp(e) 6.25%, 04/22/2027 1-mo. LIBOR + 6.15%	830,133
520,000	Oryx Midstream Services Permian Basin LLC(e) 3.75%, 10/05/2028 2-mo. LIBOR + 3.60%	516,100
556,959	Packaging Coordinators Midco Inc(e) 4.50%, 11/30/2027 3-mo. LIBOR + 4.29%	554,870
158,950	PAI Holdco Inc(e) 5.00%, 10/28/2027 2-mo. LIBOR + 4.85%	158,552
917,662	Parfums Holding Co Inc(e) 4.10%, 06/30/2024 1-mo. LIBOR + 4.00%	913,838
529,650	Peraton Corp(e) 4.50%, 02/01/2028 1-mo. LIBOR + 4.40%	529,650
332,488	Petco Health & Wellness Co Inc(e) 3.85%, 03/03/2028 3-mo. LIBOR + 3.79%	331,864
354,113	PetsMart LLC(e) 4.50%, 02/11/2028 1-mo. LIBOR + 4.40%	354,555
	PetVet Care Centers LLC(e)
130,634	3.35%,02/14/2025 1-mo. LIBOR + 3.25%	129,287
484,298	4.25%,02/14/2025 (f) 1-mo. LIBOR + 4.15%	483,692
	Phoenix Guarantor Inc(e)
570,129	3.60%,03/05/2026 1-mo. LIBOR + 3.50%	567,177
514,686	4.00%,03/05/2026 1-mo. LIBOR + 3.25%	510,397
190,000	Phoenix Newco Inc(e) 4.00%, 11/15/2028 2-mo. LIBOR + 3.85%	189,881
988,340	Playa Resorts Holding BV(e) 3.75%, 04/29/2024 1-mo. LIBOR + 3.65%	961,778
378,100	Pluto Acquisition I Inc(e) 4.18%, 06/22/2026 2-mo. LIBOR + 4.02%	376,052
794,384	Pods LLC(e) 3.10%, 03/31/2028 1-mo. LIBOR + 3.00%	791,122
524,652	Precision Medicine Group LLC(e) 3.75%, 11/18/2027 3-mo. LIBOR + 3.54%	521,865
486,325	Project Ruby Ultimate Parent Corp(e) 4.00%, 03/10/2028 1-mo. LIBOR + 3.90%	485,109
535,000	Proofpoint Inc(e) 3.75%, 08/31/2028 2-mo. LIBOR + 3.60%	533,261
Principal Amount(a)		Fair Value
Bank Loans — (continued)
	Pug LLC(e)
$ 637,000	3.60%,02/12/2027 1-mo. LIBOR + 3.50%	$ 621,075
349,125	4.75%,02/12/2027 1-mo. LIBOR + 4.65%	346,943
720,000	Quikrete Holdings Inc(e)(f) 3.10%, 02/21/2028 1-mo. LIBOR + 3.00%	717,225
160,000	Raptor Acquisition Corp(e) 4.75%, 11/01/2026 3-mo. LIBOR + 4.54%	159,950
753,212	Realpage Inc(e)(f) 3.75%, 04/24/2028 1-mo. LIBOR + 3.65%	750,200
263,675	Rising Tide Holdings Inc(e) 5.50%, 06/01/2028 1-mo. LIBOR + 5.40%	262,686
437,800	Rocket Software Inc(e) 4.75%, 11/28/2025 1-mo. LIBOR + 4.65%	435,283
361,842	Scientific Games International Inc(e) 2.85%, 08/14/2024 1-mo. LIBOR + 2.75%	360,214
172,723	Securus Technologies Holdings Inc(e) 5.50%, 11/01/2024 3-mo. LIBOR + 5.29%	167,757
698,195	Sedgwick Claims Management Services Inc(e) 3.84%, 09/03/2026 1-mo. LIBOR + 3.74%	697,031
494,142	Shearers Foods(e) 4.25%, 09/23/2027 1-mo. LIBOR + 4.15%	492,700
519,287	Sophia LP(e) 0.00%, 10/07/2027 1-mo. LIBOR + 0.00%	518,916
	Southern Veterinary Partners LLC(e)
64,772	5.00%,10/02/2027 1-mo. LIBOR + 4.90%	64,731
600,569	5.00%,10/05/2027 (f) 1-mo. LIBOR + 4.90%	600,194
337,378	Spectrum Holdings III Corp(e) 4.25%, 01/31/2025 3-mo. LIBOR + 4.04%	328,943
229,425	SRS Distribution Inc(e) 4.25%, 06/02/2028 1-mo. LIBOR + 4.15%	228,823
554,686	St. George's University Scholastic Services LLC(e)(f) 3.36%, 06/29/2028 1-mo. LIBOR + 3.26%	551,913
462,950	Star US Bidco LLC(e) 5.25%, 03/17/2027 1-mo. LIBOR + 5.15%	461,503
391,377	Starfruit Finco BV(e) 3.10%, 10/01/2025 1-mo. LIBOR + 3.00%	389,257

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 225,000	Sterigenics-Nordion Holdings LLC(e) 3.25%, 12/11/2026 1-mo. LIBOR + 3.15%	$ 223,969
243,163	Sunshine Luxembourg VII SARL(e) 4.50%, 10/01/2026 3-mo. LIBOR + 4.29%	243,314
421,812	Surgery Center Holdings Inc(e) 4.50%, 08/31/2026 1-mo. LIBOR + 4.40%	421,285
380,000	Sweetwater Borrower LLC(e) 5.50%, 08/07/2028 1-mo. LIBOR + 5.40%	379,050
	Transdigm Inc(e)
287,797	2.35%,05/30/2025 1-mo. LIBOR + 2.25%	283,265
243,299	2.35%,12/09/2025 1-mo. LIBOR + 2.25%	239,760
872,929	Traverse Midstream Partners LLC(e) 5.25%, 09/27/2024 1-mo. LIBOR + 5.15%	868,018
586,514	TricorBraun Inc(e) 3.75%, 03/03/2028 1-mo. LIBOR + 3.65%	581,657
522,493	Triton Water Holdings Inc(e) 4.00%, 03/31/2028 3-mo. LIBOR + 3.79%	516,206
198,500	Truck Hero Inc(e) 4.00%, 01/31/2028 1-mo. LIBOR + 3.90%	197,632
243,622	TTF Holdings LLC(e) 4.35%, 03/31/2028 1-mo. LIBOR + 4.25%	243,622
338,570	Turing Midco LLC(e) 3.50%, 03/24/2028 1-mo. LIBOR + 3.40%	337,936
947,479	UFC Holdings LLC(e)(f) 3.50%, 04/29/2026 1-mo. LIBOR + 3.40%	943,531
	UKG Inc(e)
907,598	3.75%,05/04/2026 (f) 1-mo. LIBOR + 3.65%	901,925
25,000	5.75%,05/03/2027 1-mo. LIBOR + 5.65%	25,055
599,584	United AirLines Inc(e) 4.50%, 04/21/2028 2-mo. LIBOR + 4.35%	600,167
380,588	Upstream Newco Inc(e) 4.35%, 11/20/2026 1-mo. LIBOR + 4.25%	380,588
149,246	Veritas US Inc(e) 6.00%, 09/01/2025 3-mo. LIBOR + 5.79%	149,013
1,102,309	Viant Medical Holdings Inc(e) 5.50%, 07/02/2025 1-mo. LIBOR + 3.75%	1,038,926
522,513	Waystar Technologies Inc(e) 4.09%, 10/22/2026 1-mo. LIBOR + 3.99%	521,860
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 867,386	Weld North Education LLC(e)(f) 4.25%, 12/21/2027 3-mo. LIBOR + 4.04%	$ 866,952
486,057	William Morris Endeavor Entertainment LLC(e) 2.85%, 05/18/2025 1-mo. LIBOR + 2.75%	475,121
267,995	Zep Inc(e) 5.00%, 08/12/2024 1-mo. LIBOR + 4.90%	261,742
TOTAL BANK LOANS — 10.64% (Cost $73,271,533)		$ 73,475,929
CORPORATE BONDS AND NOTES
Basic Materials — 3.05%
500,000	Allegheny Technologies Inc 5.88%, 12/01/2027	521,250
200,000	Alpek SAB de CV(b) 3.25%, 02/25/2031	199,500
	Anglo American Capital PLC(b)
620,000	2.63%, 09/10/2030	607,947
400,000	2.88%, 03/17/2031	398,113
200,000	Antofagasta PLC(b) 2.38%, 10/14/2030	190,000
590,000	ArcelorMittal SA 6.75%, 03/01/2041	796,559
525,000	Ashland LLC(b) 3.38%, 09/01/2031	521,062
520,000	Barrick Gold Corp 5.80%, 11/15/2034	634,833
	Braskem Netherlands Finance BV(b)
600,000	4.50%, 01/31/2030	638,100
400,000	5.88%, 01/31/2050	461,000
640,000	Chemours Co(b) 5.75%, 11/15/2028	669,677
575,000	Cleveland-Cliffs Inc(b) 6.75%, 03/15/2026	608,781
590,000	Eldorado Gold Corp(b) 6.25%, 09/01/2029	599,959
	First Quantum Minerals Ltd(b)
200,000	7.25%, 04/01/2023	202,300
800,000	7.50%, 04/01/2025	822,960
200,000	6.88%, 03/01/2026	207,750
285,000	6.88%, 10/15/2027	306,731
170,000	FMC Corp 3.45%, 10/01/2029	181,010
550,000	FMG Resources Ltd(b) 4.38%, 04/01/2031	577,500
	Freeport-McMoRan Inc
45,000	5.00%, 09/01/2027	46,800
295,000	4.13%, 03/01/2028	306,063
155,000	4.38%, 08/01/2028	162,556
200,000	4.25%, 03/01/2030	211,000
110,000	4.63%, 08/01/2030(g)	117,975
460,000	5.40%, 11/14/2034	560,050
665,000	5.45%, 03/15/2043	835,965

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 400,000	Glatfelter Corp(b) 4.75%, 11/15/2029	$ 412,500
	Glencore Funding LLC(b)
1,945,000	4.88%, 03/12/2029	2,199,489
765,000	2.50%, 09/01/2030	740,844
210,000	2.85%, 04/27/2031	207,580
270,000	INEOS Quattro Finance 2 PLC(b) 3.38%, 01/15/2026	270,986
625,000	International Flavors & Fragrances Inc(b) 2.30%, 11/01/2030	612,853
740,000	Inversiones CMPC SA(b) 3.85%, 01/13/2030	771,450
310,000	Newcrest Finance Property Ltd(b) 3.25%, 05/13/2030	324,668
165,000	Novelis Corp(b) 4.75%, 01/30/2030	173,456
645,000	Orbia Advance Corp SAB de CV(b) 2.88%, 05/11/2031	634,519
100,000	Reliance Steel & Aluminum Co 2.15%, 08/15/2030	97,166
	SPCM SA(b)
200,000	3.13%, 03/15/2027	197,636
200,000	3.38%, 03/15/2030	192,500
	Suzano Austria GmbH
350,000	2.50%, 09/15/2028	337,750
555,000	3.75%, 01/15/2031	564,024
890,000	Taseko Mines Ltd(b)(g) 7.00%, 02/15/2026	925,600
545,000	Teck Resources Ltd 6.13%, 10/01/2035	706,536
105,000	Volcan Cia Minera SAA(b) 4.38%, 02/11/2026	101,194
245,000	WR Grace Holdings LLC(b) 5.63%, 08/15/2029	250,819
		21,107,011
Communications — 6.92%
420,000	Altice France Holding SA(b) 6.00%, 02/15/2028	401,100
200,000	Altice France SA(b) 5.13%, 01/15/2029	195,000
305,000	AMC Networks Inc(g) 4.25%, 02/15/2029	303,094
355,000	Bharti Airtel Ltd(b) 3.25%, 06/03/2031	358,940
200,000	Block Communications Inc(b) 4.88%, 03/01/2028	200,000
850,000	Booking Holdings Inc 4.63%, 04/13/2030	993,410
570,000	Cable Onda SA(b) 4.50%, 01/30/2030	585,276
530,000	Cars.com Inc(b) 6.38%, 11/01/2028	564,450
	CCO Holdings LLC / CCO Holdings Capital Corp
60,000	5.38%, 06/01/2029(b)	64,748
Principal Amount(a)		Fair Value
Communications — (continued)
$ 775,000	4.75%, 03/01/2030(b)	$ 806,000
575,000	4.50%, 08/15/2030(b)	588,334
970,000	4.25%, 02/01/2031(b)	978,517
45,000	4.50%, 05/01/2032	46,294
1,010,000	4.25%, 01/15/2034(b)	993,666
	Charter Communications Operating LLC / Charter Communications Operating Capital
765,000	5.13%, 07/01/2049	887,377
2,435,000	4.80%, 03/01/2050	2,726,309
740,000	4.40%, 12/01/2061	765,535
880,000	3.95%, 06/30/2062	847,774
15,000	Clear Channel Outdoor Holdings Inc(b) 7.75%, 04/15/2028	16,050
1,090,000	Clear Channel Worldwide Holdings Inc(b) 5.13%, 08/15/2027	1,127,888
	CommScope Inc(b)
1,040,000	7.13%, 07/01/2028	1,021,800
735,000	4.75%, 09/01/2029	730,450
215,000	CommScope Technologies LLC(b) 5.00%, 03/15/2027	201,025
	CSC Holdings LLC(b)
680,000	5.38%, 02/01/2028	704,052
510,000	5.75%, 01/15/2030	508,087
410,000	4.13%, 12/01/2030	400,262
2,035,000	4.63%, 12/01/2030	1,925,619
180,000	DIRECTV Financing LLC / DIRECTV Financing Co-Obligor Inc(b) 5.88%, 08/15/2027	184,268
	DISH DBS Corp
1,505,000	5.25%, 12/01/2026(b)	1,528,756
495,000	5.13%, 06/01/2029	450,450
	Expedia Group Inc
75,000	4.63%, 08/01/2027	83,518
400,000	3.80%, 02/15/2028	427,660
1,575,000	3.25%, 02/15/2030	1,607,288
300,000	2.95%, 03/15/2031	299,574
940,000	Frontier Communications Holdings LLC(b) 6.75%, 05/01/2029	977,600
600,000	Go Daddy Operating Co LLC / Go Daddy Finance Co Inc(b) 3.50%, 03/01/2029	595,407
	iHeartCommunications Inc
370,000	8.38%, 05/01/2027	390,106
400,000	5.25%, 08/15/2027(b)	416,040
200,000	4.75%, 01/15/2028(b)	202,824
	Lamar Media Corp
70,000	3.75%, 02/15/2028	70,175
70,000	4.00%, 02/15/2030	71,015
	Level 3 Financing Inc(b)
90,000	4.63%, 09/15/2027	91,800
390,000	4.25%, 07/01/2028	386,100
280,000	3.63%, 01/15/2029	266,000

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Communications — (continued)
$ 600,000	McGraw-Hill Education Inc(b) 8.00%, 08/01/2029	$ 595,410
460,000	Millennium Escrow Corp(b) 6.63%, 08/01/2026	461,150
	Motorola Solutions Inc
377,000	4.60%, 02/23/2028	425,644
175,000	4.60%, 05/23/2029	199,939
	Netflix Inc
210,000	4.88%, 04/15/2028	239,400
315,000	5.88%, 11/15/2028	378,787
55,000	6.38%, 05/15/2029	68,337
60,000	5.38%, 11/15/2029(b)	71,250
980,000	4.88%, 06/15/2030(b)	1,142,925
460,000	Nexstar Media Inc(b)(g) 4.75%, 11/01/2028	468,625
	Northwest Fiber LLC / Northwest Fiber Finance Sub Inc(b)
130,000	4.75%, 04/30/2027	128,700
75,000	6.00%, 02/15/2028(g)	73,500
315,000	10.75%, 06/01/2028	343,350
555,000	Plantronics Inc(b)(g) 4.75%, 03/01/2029	529,331
560,000	Radiate Holdco LLC / Radiate Finance Inc(b) 6.50%, 09/15/2028	562,540
25,000	Sirius XM Radio Inc(b) 5.50%, 07/01/2029	26,937
	SoftBank Group Corp
400,000	4.63%, 07/06/2028	388,614
200,000	5.25%, 07/06/2031	199,750
70,000	Sprint Capital Corp 6.88%, 11/15/2028	88,550
535,000	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(b) 5.15%, 03/20/2028	589,811
330,000	Telesat Canada / Telesat LLC(b) 6.50%, 10/15/2027	256,080
	Time Warner Cable LLC
35,000	5.88%, 11/15/2040	43,677
235,000	5.50%, 09/01/2041	284,917
245,000	4.50%, 09/15/2042	267,102
	T-Mobile USA Inc
110,000	2.40%, 03/15/2029(b)(g)	111,065
1,590,000	3.38%, 04/15/2029	1,620,115
1,915,000	3.88%, 04/15/2030	2,094,538
1,220,000	3.50%, 04/15/2031	1,269,264
195,000	2.70%, 03/15/2032(b)	196,201
435,000	TripAdvisor Inc(b) 7.00%, 07/15/2025	458,925
395,000	Twitter Inc(b)(g) 3.88%, 12/15/2027	411,641
	Uber Technologies Inc(b)
560,000	8.00%, 11/01/2026	596,400
335,000	7.50%, 09/15/2027	364,579
3,955,000	4.50%, 08/15/2029	4,027,535
	ViacomCBS Inc
120,000	4.20%, 06/01/2029	133,333
Principal Amount(a)		Fair Value
Communications — (continued)
$ 1,005,000	4.95%, 01/15/2031	$ 1,197,216
475,000	Virgin Media Finance PLC(b) 5.00%, 07/15/2030	472,625
		47,777,401
Consumer, Cyclical — 6.28%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
120,000	3.88%, 01/15/2028	121,531
210,000	4.38%, 01/15/2028	214,200
150,000	4.00%, 10/15/2030	147,375
691,209	Alaska Airlines Pass Through Trust(b) Series 2020-1 Class A 4.80%, 08/15/2027	750,861
445,000	Allison Transmission Inc(b) 3.75%, 01/30/2031	433,875
405,000	American Airlines Group Inc(b)(g) 5.00%, 06/01/2022	405,834
885,000	American Airlines Inc(b) 11.75%, 07/15/2025	1,091,869
	American Airlines Inc / AAdvantage Loyalty IP Ltd(b)
155,000	5.50%, 04/20/2026	161,181
175,000	5.75%, 04/20/2029	187,026
	American Airlines Pass Through Trust
	Series 2016-1 Class B
670,265	5.25%, 01/15/2024	663,544
	Series 2017-2 Class B
332,756	3.70%, 10/15/2025	320,876
	Series 2016-3 Class B
924,446	3.75%, 10/15/2025	885,671
445,000	Aston Martin Capital Holdings Ltd(b) 10.50%, 11/30/2025	489,500
	At Home Group Inc(b)
115,000	4.88%, 07/15/2028	113,275
560,000	7.13%, 07/15/2029	550,200
140,000	AutoNation Inc 4.75%, 06/01/2030	159,921
515,000	BCPE Ulysses Intermediate Inc(b)(h) 7.75%, 04/01/2027 PIK rate, 8.50%	508,562
355,000	BlueLinx Holdings Inc(b) 6.00%, 11/15/2029	353,225
	British Airways Pass Through Trust(b)
	Series 2019-1 Class A
264,496	3.35%, 06/15/2029	260,711
	Series 2021-1 Class A
724,930	2.90%, 03/15/2035	722,059
632,000	Brunswick Corp 2.40%, 08/18/2031	605,991
	Caesars Entertainment Inc(b)
180,000	6.25%, 07/01/2025	188,933
170,000	8.13%, 07/01/2027	188,265

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 310,000	4.63%, 10/15/2029	$ 310,000
	Carnival Corp(b)
805,000	7.63%, 03/01/2026	843,841
655,000	5.75%, 03/01/2027	655,000
255,000	6.00%, 05/01/2029	253,725
	Carvana Co(b)
725,000	5.63%, 10/01/2025	725,000
730,000	5.88%, 10/01/2028(g)	727,262
340,000	Clarios Global LP / Clarios US Finance Co(b) 8.50%, 05/15/2027	360,400
465,000	Cooper-Standard Automotive Inc(b) 13.00%, 06/01/2024	502,200
1,070,000	Dillard's Inc 7.75%, 07/15/2026	1,275,854
345,000	Dornoch Debt Merger Sub Inc(b) 6.63%, 10/15/2029	340,688
200,000	Ferguson Finance PLC(b) 3.25%, 06/02/2030	210,218
	Ferrellgas LP / Ferrellgas Finance Corp(b)
180,000	5.38%, 04/01/2026	173,700
215,000	5.88%, 04/01/2029	206,400
1,539,000	Ford Motor Co 3.25%, 02/12/2032	1,575,936
	Ford Motor Credit Co LLC
370,000	4.13%, 08/17/2027	399,371
400,000	3.63%, 06/17/2031	421,074
575,000	Gap Inc(b)(g) 3.88%, 10/01/2031	567,094
	General Motors Co
90,000	5.20%, 04/01/2045	111,353
950,000	5.40%, 04/01/2048	1,211,981
810,000	5.95%, 04/01/2049	1,108,711
	General Motors Financial Co Inc(i)
50,000	5.70%, Perpetual	57,000
30,000	5.75%, Perpetual	32,100
765,000	Genm Capital Labuan Ltd(b) 3.88%, 04/19/2031	745,829
305,000	Golden Nugget Inc(b) 8.75%, 10/01/2025	317,200
765,000	Goodyear Tire & Rubber Co 4.88%, 03/15/2027	809,944
	Hilton Domestic Operating Co Inc(b)
515,000	4.00%, 05/01/2031	526,608
140,000	3.63%, 02/15/2032	139,264
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(b)
785,000	5.00%, 06/01/2029	804,625
105,000	4.88%, 07/01/2031	105,000
50,000	Hyatt Hotels Corp 5.38%, 04/23/2025	55,423
315,000	LBM Acquisition LLC(b) 6.25%, 01/15/2029	311,456
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 995,000	Live Nation Entertainment Inc(b) 4.75%, 10/15/2027	$ 1,022,362
640,000	M/I Homes Inc 4.95%, 02/01/2028	665,600
	Marriott International Inc
22,000	5.75%, 05/01/2025	24,764
190,000	4.63%, 06/15/2030	213,740
305,000	2.85%, 04/15/2031	304,067
255,000	Marriott Ownership Resorts Inc(b) 4.50%, 06/15/2029	256,663
760,000	Mclaren Finance PLC(b) 7.50%, 08/01/2026	766,650
195,000	Michaels Cos Inc(b) 7.88%, 05/01/2029	192,075
700,000	Mohegan Gaming & Entertainment(b) 8.00%, 02/01/2026	734,923
140,000	Murphy Oil USA Inc(b) 3.75%, 02/15/2031	139,125
375,000	NCL Corp Ltd(b) 5.88%, 03/15/2026	373,339
140,000	NCL Finance Ltd(b) 6.13%, 03/15/2028	137,900
755,000	NMG Holding Co Inc / Neiman Marcus Group LLC(b) 7.13%, 04/01/2026	801,334
205,000	Penn National Gaming Inc(b)(g) 4.13%, 07/01/2029	198,850
300,000	PetSmart Inc / PetSmart Finance Corp(b) 7.75%, 02/15/2029	325,875
755,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp(b) 5.63%, 09/01/2029	749,103
	PulteGroup Inc
415,000	7.88%, 06/15/2032(g)	589,700
415,000	6.38%, 05/15/2033	539,641
1,200,000	6.00%, 02/15/2035	1,543,235
	Royal Caribbean Cruises Ltd(b)
80,000	4.25%, 07/01/2026	77,488
240,000	5.50%, 08/31/2026	244,032
780,000	5.50%, 04/01/2028	789,017
	Scientific Games International Inc(b)
345,000	8.25%, 03/15/2026	363,112
950,000	7.00%, 05/15/2028	1,011,750
15,000	7.25%, 11/15/2029	16,725
490,000	SeaWorld Parks & Entertainment Inc(b) 5.25%, 08/15/2029	498,945
465,000	Station Casinos LLC(b) 4.50%, 02/15/2028	467,650
170,000	Tapestry Inc 3.05%, 03/15/2032	170,999
640,000	Tenneco Inc(b) 5.13%, 04/15/2029	625,600

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	Travel + Leisure Co
$ 180,000	6.63%, 07/31/2026(b)	$ 199,591
50,000	6.00%, 04/01/2027	54,339
540,000	4.50%, 12/01/2029(b)	544,582
395,000	4.63%, 03/01/2030(b)	396,975
200,000	Tupy Overseas SA(b) 4.50%, 02/16/2031	192,502
430,000	Under Armour Inc 3.25%, 06/15/2026	443,521
	United Airlines Inc(b)
210,000	4.38%, 04/15/2026	218,974
275,000	4.63%, 04/15/2029	283,594
	US Airways Pass Through Trust
	Series 2011-1 Class A
134,801	7.13%, 10/22/2023	142,004
	Series 2012-1 Class A
321,107	5.90%, 10/01/2024	336,500
	Yum! Brands Inc
450,000	4.75%, 01/15/2030(b)	487,125
555,000	3.63%, 03/15/2031	552,919
255,000	4.63%, 01/31/2032	270,968
		43,376,600
Consumer, Non-Cyclical — 5.08%
525,000	Adani Ports & Special Economic Zone Ltd(b) 4.20%, 08/04/2027	544,748
560,000	Adtalem Global Education Inc(b) 5.50%, 03/01/2028	547,400
535,000	Akumin Inc(b) 7.00%, 11/01/2025	509,160
190,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(b) 3.25%, 03/15/2026	193,563
	Allied Universal Holdco LLC / Allied Universal Finance Corp(b)
675,000	6.63%, 07/15/2026	708,210
200,000	6.00%, 06/01/2029(g)	194,500
650,000	Ashtead Capital Inc(b) 4.38%, 08/15/2027	673,205
750,000	Avantor Funding Inc(b) 3.88%, 11/01/2029	758,183
620,000	BAT Capital Corp 4.91%, 04/02/2030	695,931
180,000	Bausch Health Americas Inc(b) 9.25%, 04/01/2026	190,125
	Bausch Health Cos Inc(b)
655,000	7.00%, 01/15/2028	651,725
65,000	5.00%, 01/30/2028	59,800
130,000	5.25%, 01/30/2030	114,400
360,000	5.25%, 02/15/2031(g)	316,350
350,000	Block Inc(b) 3.50%, 06/01/2031	358,750
510,000	Carriage Services Inc(b) 4.25%, 05/15/2029	507,450
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 185,000	Catalent Pharma Solutions Inc(b) 3.13%, 02/15/2029	$ 182,484
	Centene Corp
60,000	4.63%, 12/15/2029	64,708
260,000	3.00%, 10/15/2030	264,293
1,165,000	2.50%, 03/01/2031	1,134,145
510,000	2.63%, 08/01/2031	499,800
	Charles River Laboratories International Inc(b)
115,000	3.75%, 03/15/2029	116,150
120,000	4.00%, 03/15/2031	122,953
775,000	Cheplapharm Arzneimittel GmbH(b) 5.50%, 01/15/2028	784,687
	CHS / Community Health Systems Inc(b)
400,000	6.63%, 02/15/2025	414,000
415,000	6.88%, 04/15/2029	422,781
75,000	6.13%, 04/01/2030	74,199
460,000	4.75%, 02/15/2031	464,025
767,000	CoStar Group Inc(b) 2.80%, 07/15/2030	767,181
515,000	DaVita Inc(b) 4.63%, 06/01/2030	527,231
275,000	Deluxe Corp(b) 8.00%, 06/01/2029	287,375
	Encompass Health Corp
510,000	4.50%, 02/01/2028	524,663
75,000	4.75%, 02/01/2030	77,250
305,000	Endo Luxembourg Finance Co I SARL / Endo US Inc(b) 6.13%, 04/01/2029	298,900
360,000	Gartner Inc(b) 3.75%, 10/01/2030	368,064
	HCA Inc
200,000	7.50%, 12/15/2023	221,500
310,000	7.05%, 12/01/2027	379,750
570,000	4.13%, 06/15/2029	627,214
	Hertz Corp(b)
20,000	4.63%, 12/01/2026	20,125
70,000	5.00%, 12/01/2029	70,060
250,000	HLF Financing SARL LLC / Herbalife International Inc(b) 4.88%, 06/01/2029	245,300
860,000	Hologic Inc(b) 3.25%, 02/15/2029	860,000
395,000	Illumina Inc 2.55%, 03/23/2031	394,887
200,000	Jazz Securities Designated Activity Co(b) 4.38%, 01/15/2029	207,088
275,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(b) 3.75%, 12/01/2031	279,125
260,000	Kimberly-Clark de Mexico SAB de CV(b) 2.43%, 07/01/2031	256,935
	Kraft Heinz Foods Co
140,000	5.00%, 06/04/2042	174,154

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 695,000	5.20%, 07/15/2045	$ 883,674
970,000	4.38%, 06/01/2046	1,135,870
1,005,000	4.88%, 10/01/2049	1,262,222
210,000	Lannett Co Inc(b) 7.75%, 04/15/2026	161,700
	Legacy LifePoint Health LLC(b)
10,000	6.75%, 04/15/2025	10,425
310,000	4.38%, 02/15/2027	312,325
360,000	Metis Merger Sub LLC(b) 6.50%, 05/15/2029	353,588
785,000	Molina Healthcare Inc(b) 3.88%, 05/15/2032	789,906
	Mozart Debt Merger Sub Inc(b)
140,000	3.88%, 04/01/2029	139,506
35,000	5.25%, 10/01/2029	35,477
365,000	Natura Cosmeticos SA(b)(g) 4.13%, 05/03/2028	358,156
10,000	Option Care Health Inc(b) 4.38%, 10/31/2029	10,025
	Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA(b)
206,000	7.38%, 06/01/2025	217,330
91,000	7.25%, 02/01/2028	97,825
360,000	Par Pharmaceutical Inc(b) 7.50%, 04/01/2027	367,895
	Pilgrim's Pride Corp(b)
45,000	4.25%, 04/15/2031	47,250
805,000	3.50%, 03/01/2032	813,050
85,000	Prime Healthcare Services Inc(b) 7.25%, 11/01/2025	90,100
60,000	Sabre Global Inc(b) 9.25%, 04/15/2025	67,800
100,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	99,590
720,000	Surgery Center Holdings Inc(b) 6.75%, 07/01/2025	725,400
570,000	Team Health Holdings Inc(b)(g) 6.38%, 02/01/2025	536,513
	Tenet Healthcare Corp(b)
45,000	7.50%, 04/01/2025	47,360
140,000	4.88%, 01/01/2026	143,798
105,000	6.25%, 02/01/2027	108,675
160,000	6.13%, 10/01/2028	168,994
1,140,000	Terminix Co LLC 7.45%, 08/15/2027	1,425,000
	Teva Pharmaceutical Finance Netherlands III BV
1,445,000	3.15%, 10/01/2026	1,358,300
210,000	4.75%, 05/09/2027(g)	208,083
2,550,000	4.10%, 10/01/2046	2,154,750
545,000	TriNet Group Inc(b) 3.50%, 03/01/2029	542,956
195,000	Triton Water Holdings Inc(b) 6.25%, 04/01/2029	187,025
845,000	Turning Point Brands Inc(b) 5.63%, 02/15/2026	847,112
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 155,000	United Rentals North America Inc 4.00%, 07/15/2030	$ 159,263
585,000	Universal Health Services Inc(b) 2.65%, 01/15/2032	574,851
530,000	Vector Group Ltd(b) 5.75%, 02/01/2029	515,722
		35,112,043
Energy — 6.90%
	Aker BP ASA(b)
200,000	3.00%, 01/15/2025	207,266
615,000	3.75%, 01/15/2030	651,217
730,000	4.00%, 01/15/2031	789,319
835,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp(b) 7.50%, 05/01/2025	847,525
565,469	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	650,147
815,000	Antero Midstream Partners LP / Antero Midstream Finance Corp(b) 5.75%, 01/15/2028	854,633
	Antero Resources Corp(b)
165,000	8.38%, 07/15/2026	187,864
158,000	7.63%, 02/01/2029	175,380
205,000	5.38%, 03/01/2030	219,145
615,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp(b) 8.25%, 12/31/2028	641,137
585,000	BP Capital Markets PLC(i) 4.88%, Perpetual	631,800
	Callon Petroleum Co
368,493	6.13%, 10/01/2024	362,966
25,000	8.00%, 08/01/2028(b)(g)	25,250
	Cheniere Corpus Christi Holdings LLC
635,000	5.13%, 06/30/2027	716,482
1,035,000	3.70%, 11/15/2029	1,108,646
465,000	Cheniere Energy Inc 4.63%, 10/15/2028	494,630
105,000	Chesapeake Energy Corp(b) 5.88%, 02/01/2029	112,324
435,000	CITGO Petroleum Corp(b) 7.00%, 06/15/2025	447,654
	Continental Resources Inc
95,000	3.80%, 06/01/2024	99,129
300,000	4.38%, 01/15/2028	324,315
770,000	5.75%, 01/15/2031(b)	906,767
125,000	2.88%, 04/01/2032(b)	122,282
489,000	Coronado Finance Pty Ltd(b) 10.75%, 05/15/2026	527,103
	CrownRock LP / CrownRock Finance Inc(b)
550,000	5.63%, 10/15/2025	562,375
310,000	5.00%, 05/01/2029	321,625

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Energy — (continued)
$ 780,000	CSI Compressco LP / CSI Compressco Finance Inc(b) 7.50%, 04/01/2025	$ 785,850
	DCP Midstream Operating LP
5,000	5.13%, 05/15/2029	5,650
815,000	3.25%, 02/15/2032	821,112
395,000	6.45%, 11/03/2036(b)	516,929
250,000	Diamondback Energy Inc 3.13%, 03/24/2031	257,662
490,000	DT Midstream Inc(b) 4.13%, 06/15/2029	501,638
1,285,000	Ecopetrol SA 4.63%, 11/02/2031	1,249,277
	Energean Israel Finance Ltd(b)
360,000	5.38%, 03/30/2028	354,600
470,000	5.88%, 03/30/2031	460,600
	Energy Transfer LP
715,000	6.50%, Perpetual(i)	727,512
110,000	3.75%, 05/15/2030	116,562
315,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	326,482
	EQM Midstream Partners LP(b)
175,000	6.00%, 07/01/2025	190,313
200,000	6.50%, 07/01/2027	224,000
	EQT Corp
50,000	3.13%, 05/15/2026(b)	51,327
140,000	3.90%, 10/01/2027	150,153
135,000	5.00%, 01/15/2029	149,513
505,000	3.63%, 05/15/2031(b)(g)	523,937
75,000	Gray Oak Pipeline LLC(b) 3.45%, 10/15/2027	78,290
360,000	Hess Corp 5.60%, 02/15/2041	444,442
165,000	Hess Midstream Operations LP(b) 4.25%, 02/15/2030	163,763
	Hilcorp Energy I LP / Hilcorp Finance Co(b)
665,000	5.75%, 02/01/2029	685,429
390,000	6.00%, 02/01/2031	402,675
655,000	HollyFrontier Corp 5.88%, 04/01/2026	734,577
545,000	KazMunayGas National Co JSC(b) 4.75%, 04/19/2027	601,582
590,000	Kinder Morgan Inc 7.75%, 01/15/2032	828,769
650,000	Kosmos Energy Ltd(b) 7.50%, 03/01/2028	610,220
255,000	Leviathan Bond Ltd(b) 6.13%, 06/30/2025	269,107
	Lundin Energy Finance BV(b)
1,230,000	2.00%, 07/15/2026	1,221,381
380,000	3.10%, 07/15/2031	382,709
460,000	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp(b) 6.00%, 08/01/2026	471,500
130,000	Nabors Industries Inc(b) 7.38%, 05/15/2027	134,005
Principal Amount(a)		Fair Value
Energy — (continued)
$ 385,000	Nabors Industries Ltd(b) 7.25%, 01/15/2026	$ 356,125
440,000	Northriver Midstream Finance LP(b) 5.63%, 02/15/2026	457,956
	Occidental Petroleum Corp
20,000	5.50%, 12/01/2025	22,187
10,000	5.55%, 03/15/2026	11,133
315,000	3.50%, 08/15/2029	323,600
535,000	6.63%, 09/01/2030	662,062
625,000	6.13%, 01/01/2031(g)	759,375
435,000	4.50%, 07/15/2044	448,052
30,000	4.63%, 06/15/2045	31,125
165,000	4.10%, 02/15/2047	161,700
195,000	4.20%, 03/15/2048	195,000
15,000	4.40%, 08/15/2049	15,188
225,000	ONEOK Partners LP 4.90%, 03/15/2025	245,037
	Ovintiv Inc
90,000	8.13%, 09/15/2030	119,677
20,000	7.20%, 11/01/2031	26,064
45,000	7.38%, 11/01/2031	58,658
515,000	6.50%, 08/15/2034	662,634
160,000	6.63%, 08/15/2037	209,456
30,000	6.50%, 02/01/2038	38,922
430,000	Parsley Energy LLC / Parsley Finance Corp(b) 4.13%, 02/15/2028	432,688
680,000	Patterson-UTI Energy Inc 5.15%, 11/15/2029	690,043
725,000	Pertamina Persero PT(b) 2.30%, 02/09/2031	691,420
175,000	Petrobras Global Finance BV 7.38%, 01/17/2027	203,700
1,800,000	Petroleos de Venezuela SA(b)(j) 6.00%, 05/16/2024	69,840
	Petroleos Mexicanos
2,460,000	6.50%, 03/13/2027	2,624,426
1,405,000	5.95%, 01/28/2031	1,365,274
800,000	6.38%, 01/23/2045	694,800
600,000	7.69%, 01/23/2050	579,000
800,000	Petronas Capital Ltd(b) 3.50%, 04/21/2030	864,517
	Plains All American Pipeline LP / PAA Finance Corp
825,000	3.80%, 09/15/2030	861,500
390,000	4.30%, 01/31/2043	390,973
415,000	4.70%, 06/15/2044	441,313
35,000	4.90%, 02/15/2045	37,983
20,000	Rockcliff Energy II LLC(b) 5.50%, 10/15/2029	20,600
	Sabine Pass Liquefaction LLC
420,000	4.20%, 03/15/2028	460,056
1,000,000	4.50%, 05/15/2030	1,128,023
1,020,000	Saudi Arabian Oil Co(b) 2.25%, 11/24/2030	991,899
	Southwestern Energy Co
655,000	5.38%, 02/01/2029	692,662
90,000	4.75%, 02/01/2032(g)	94,779

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Energy — (continued)
$ 715,000	State Oil Co of the Azerbaijan Republic 6.95%, 03/18/2030	$ 860,974
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
305,000	5.88%, 04/15/2026	318,257
160,000	4.88%, 02/01/2031	173,752
195,000	4.00%, 01/15/2032(b)	203,775
50,000	Teine Energy Ltd(b) 6.88%, 04/15/2029	50,750
275,000	USA Compression Partners LP / USA Compression Finance Corp 6.88%, 04/01/2026	286,000
	Venture Global Calcasieu Pass LLC(b)
50,000	3.88%, 08/15/2029	51,875
470,000	4.13%, 08/15/2031	498,200
	Western Midstream Operating LP
120,000	5.30%, 02/01/2030	131,885
55,000	5.45%, 04/01/2044	65,725
185,000	5.30%, 03/01/2048	222,926
35,000	5.50%, 08/15/2048	41,808
150,000	6.50%, 02/01/2050	177,376
		47,651,297
Financial — 14.78%
	Acrisure LLC / Acrisure Finance Inc(b)
595,000	7.00%, 11/15/2025	594,566
480,000	4.25%, 02/15/2029	466,800
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
425,000	3.00%, 10/29/2028	431,008
535,000	3.30%, 01/30/2032	545,043
100,000	AGFC Capital Trust I(b)(e) 1.87%, 01/15/2067 3-mo. LIBOR + 1.75%	56,850
430,000	Agile Group Holdings Ltd 6.05%, 10/13/2025	259,075
	Air Lease Corp
640,000	4.65%, Perpetual(g)(i)	663,200
595,000	3.38%, 07/01/2025	620,835
10,000	4.63%, 10/01/2028	11,030
95,000	3.25%, 10/01/2029	97,040
380,000	3.00%, 02/01/2030	379,277
1,275,000	3.13%, 12/01/2030	1,300,975
	Aircastle Ltd
215,000	5.25%, Perpetual(b)(i)	219,300
1,210,000	4.25%, 06/15/2026	1,296,080
	Ally Financial Inc
2,598,000	4.70%, Perpetual(i)	2,690,902
280,000	2.20%, 11/02/2028	278,131
120,000	American Homes 4 Rent REIT 2.38%, 07/15/2031	117,604
Principal Amount(a)		Fair Value
Financial — (continued)
$ 635,000	American Tower Corp REIT 2.10%, 06/15/2030	$ 611,403
	Antares Holdings LP(b)
1,125,000	6.00%, 08/15/2023	1,195,577
250,000	2.75%, 01/15/2027	244,987
	Ares Capital Corp
900,000	2.88%, 06/15/2028	896,006
885,000	3.20%, 11/15/2031	870,116
755,000	Ascot Group Ltd(b) 4.25%, 12/15/2030	776,730
	Athene Global Funding(b)
620,000	1.61%, 06/29/2026	608,572
1,150,000	2.55%, 11/19/2030	1,130,522
385,000	Athene Holding Ltd 3.50%, 01/15/2031	407,101
535,000	Australia & New Zealand Banking Group Ltd(b) 4.40%, 05/19/2026	585,622
	Aviation Capital Group LLC(b)
910,000	5.50%, 12/15/2024	995,620
205,000	1.95%, 01/30/2026	199,952
438,000	Avolon Holdings Funding Ltd(b) 4.38%, 05/01/2026	469,124
400,000	Banco de Bogota SA(b) 6.25%, 05/12/2026	432,000
935,000	Banco Mercantil del Norte SA(b)(i) 6.63%, Perpetual	930,792
855,000	Banco Santander Chile(b)(g) 3.18%, 10/26/2031	867,825
545,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b) 5.38%, 04/17/2025	594,737
2,600,000	Banco Santander SA 5.18%, 11/19/2025	2,894,142
	Bank of America Corp
715,000	4.18%, 11/25/2027	782,312
555,000	3.42%, 12/20/2028	592,554
890,000	2.48%, 09/21/2036	862,116
665,000	Bank of New York Mellon Corp(i) 4.70%, Perpetual	709,389
	Barclays PLC
760,000	4.38%, Perpetual(i)	744,420
1,315,000	2.28%, 11/24/2027	1,317,344
200,000	5.09%, 06/20/2030	226,866
985,000	3.56%, 09/23/2035	1,008,772
450,000	Barings BDC Inc(b) 3.30%, 11/23/2026	445,064
	BBVA Bancomer SA(b)
200,000	1.88%, 09/18/2025	198,300
570,000	5.13%, 01/18/2033	584,968
683,000	Blackstone Private Credit Fund(b) 2.63%, 12/15/2026	665,895
1,530,000	Blackstone Secured Lending Fund(b) 2.13%, 02/15/2027	1,489,188
980,000	Blue Owl Finance LLC(b) 3.13%, 06/10/2031	958,995

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Financial — (continued)
$ 608,000	Brighthouse Financial Inc 5.63%, 05/15/2030	$ 725,493
75,000	Brixmor Operating Partnership LP REIT 4.05%, 07/01/2030	81,839
710,000	BroadStreet Partners Inc(b) 5.88%, 04/15/2029	697,575
425,000	Capital Farm Credit ACA(b)(i) 5.00%, Perpetual	431,375
	Central China Real Estate Ltd
200,000	7.25%, 04/24/2023	138,500
205,000	7.50%, 07/14/2025	127,100
200,000	CIFI Holdings Group Co Ltd 6.00%, 07/16/2025	195,260
590,000	Citadel LP(b) 4.88%, 01/15/2027	628,680
350,000	Citigroup Inc(i) 6.25%, Perpetual	394,730
480,000	CNO Financial Group Inc 5.25%, 05/30/2029	551,231
495,000	Cobra Acquisition Co LLC(b) 6.38%, 11/01/2029	488,812
525,000	Coinbase Global Inc(b) 3.63%, 10/01/2031	483,000
110,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	109,370
400,000	Country Garden Holdings Co Ltd 3.30%, 01/12/2031	340,135
	Crown Castle International Corp REIT
460,000	3.30%, 07/01/2030	485,211
1,130,000	2.25%, 01/15/2031	1,100,902
25,000	2.50%, 07/15/2031	24,815
	Deutsche Bank AG
290,000	3.55%, 09/18/2031	305,214
1,004,000	3.73%, 01/14/2032	1,026,409
89,498	Doric Nimrod Air Alpha Pass Through Trust(b) Series 2013-1 Class A 5.25%, 05/30/2023	89,563
970,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Fin(b) 3.88%, 02/15/2026	988,011
	EPR Properties REIT
700,000	4.75%, 12/15/2026	748,065
185,000	3.60%, 11/15/2031	183,028
	Equinix Inc REIT
880,000	3.20%, 11/18/2029	924,957
615,000	2.15%, 07/15/2030	597,836
525,000	Fidelity National Financial Inc 3.40%, 06/15/2030	554,240
	FS KKR Capital Corp
425,000	3.40%, 01/15/2026	431,583
575,000	3.13%, 10/12/2028	572,078
510,000	Global Atlantic Finance Co(b) 4.40%, 10/15/2029	548,680
Principal Amount(a)		Fair Value
Financial — (continued)
	GLP Capital LP / GLP Financing II Inc REIT
$ 440,000	5.25%, 06/01/2025	$ 481,911
108,000	5.75%, 06/01/2028	124,701
280,000	5.30%, 01/15/2029	317,856
355,000	3.25%, 01/15/2032	356,913
575,000	Goldman Sachs Group Inc 6.75%, 10/01/2037	815,292
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
630,000	6.25%, 05/15/2026	655,987
630,000	5.25%, 05/15/2027	647,911
65,000	4.38%, 02/01/2029	63,375
725,000	Intercorp Peru Ltd(b) 3.88%, 08/15/2029	705,070
	Iron Mountain Inc REIT(b)
375,000	5.00%, 07/15/2028	385,313
530,000	5.25%, 07/15/2030	558,525
660,000	Itau Unibanco Holding SA(b) 3.88%, 04/15/2031	633,607
250,000	Jane Street Group / JSG Finance Inc(b) 4.50%, 11/15/2029	252,500
	Jefferies Group LLC
355,000	6.45%, 06/08/2027	432,505
1,140,000	6.25%, 01/15/2036	1,511,177
	JPMorgan Chase & Co
343,000	4.60%, Perpetual(i)	352,004
1,625,000	1.95%, 02/04/2032	1,565,140
	Kaisa Group Holdings Ltd
1,015,000	9.38%, 06/30/2024	263,900
1,000,000	11.25%, 04/16/2025	257,500
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,262,076
815,000	Kite Realty Group Trust 4.75%, 09/15/2030	901,490
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b)
125,000	5.25%, 10/01/2025	126,250
840,000	4.25%, 02/01/2027	845,485
710,000	Liberty Mutual Group Inc(b) 4.13%, 12/15/2051	708,225
715,000	Lincoln National Corp(e) 2.17%, 04/20/2067 3-mo. LIBOR + 2.04%	613,112
200,000	Logan Group Co Ltd 4.25%, 07/12/2025	183,000
600,000	MBIA Insurance Corp(b)(j) 11.38%, 01/15/2033	72,000
	MetLife Inc
565,000	3.85%, Perpetual(i)	576,300
340,000	5.88%, Perpetual(i)	381,830
245,000	9.25%, 04/08/2038(b)	362,708
915,000	10.75%, 08/01/2039	1,542,527
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT
85,000	4.63%, 06/15/2025(b)	90,618

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Financial — (continued)
$ 195,000	5.75%, 02/01/2027	$ 220,350
660,000	3.88%, 02/15/2029(b)	693,000
665,000	Midcap Financial Issuer Trust(b) 6.50%, 05/01/2028	693,262
285,000	Morgan Stanley 3.95%, 04/23/2027	313,751
195,000	MPT Operating Partnership LP / MPT Finance Corp REIT 4.63%, 08/01/2029	205,725
1,410,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	1,894,383
	Navient Corp
265,000	6.13%, 03/25/2024	282,556
10,000	5.88%, 10/25/2024	10,663
295,000	6.75%, 06/15/2026	326,078
790,000	5.00%, 03/15/2027	805,689
50,000	5.50%, 03/15/2029	49,875
415,000	Oaktree Specialty Lending Corp 2.70%, 01/15/2027	411,786
433,000	Office Properties Income Trust REIT 2.65%, 06/15/2026	429,616
	OneMain Finance Corp
405,000	6.88%, 03/15/2025	450,563
585,000	7.13%, 03/15/2026	666,900
522,000	Ontario Teachers' Cadillac Fairview Properties Trust(b) 2.50%, 10/15/2031	519,584
	Owl Rock Capital Corp
630,000	2.63%, 01/15/2027	616,190
645,000	2.88%, 06/11/2028	633,118
295,000	Owl Rock Technology Finance Corp 2.50%, 01/15/2027	288,904
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	699,437
740,000	Phillips Edison Grocery Center Operating Partnership I LP REIT 2.63%, 11/15/2031	719,541
785,000	Prospect Capital Corp 3.71%, 01/22/2026	798,369
	Prudential Financial Inc
470,000	5.88%, 09/15/2042	480,355
390,000	5.63%, 06/15/2043	405,798
585,000	Regency Centers LP REIT 2.95%, 09/15/2029	606,999
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(b)
1,510,000	2.88%, 10/15/2026	1,498,675
830,000	3.63%, 03/01/2029	833,112
1,305,000	3.88%, 03/01/2031	1,324,575
1,005,000	4.00%, 10/15/2033	1,017,944
380,000	Santander Holdings USA Inc 4.40%, 07/13/2027	416,612
Principal Amount(a)		Fair Value
Financial — (continued)
$ 905,000	SBA Communications Corp REIT(b) 3.13%, 02/01/2029	$ 868,800
830,000	Service Properties Trust REIT(g) 4.95%, 02/15/2027	805,100
	Shimao Group Holdings Ltd
235,000	5.60%, 07/15/2026	144,525
400,000	3.45%, 01/11/2031	236,600
370,000	Simon Property Group LP REIT(g) 2.65%, 07/15/2030	376,927
400,000	Sino-Ocean Land Treasure IV Ltd 4.75%, 01/14/2030	357,760
150,000	Sirius International Group Ltd(b) 4.60%, 11/01/2026	153,405
	Societe Generale SA(b)
1,740,000	4.75%, 11/24/2025	1,890,075
2,475,000	4.25%, 08/19/2026	2,661,492
850,000	Spirit Realty LP REIT 3.40%, 01/15/2030	893,923
	Standard Chartered PLC(b)
1,145,000	4.64%, 04/01/2031	1,295,515
895,000	3.27%, 02/18/2036	883,123
765,000	Stewart Information Services Corp 3.60%, 11/15/2031	774,614
	Sunac China Holdings Ltd
200,000	6.50%, 01/10/2025	126,500
200,000	7.00%, 07/09/2025	125,938
235,000	6.50%, 01/26/2026	145,113
320,000	Synovus Financial Corp 5.90%, 02/07/2029	342,100
980,000	Texas Capital Bancshares Inc 4.00%, 05/06/2031	1,012,712
405,000	Times China Holdings Ltd 6.20%, 03/22/2026	273,476
730,000	Truist Financial Corp(i) 5.10%, Perpetual	815,775
1,215,000	Wells Fargo & Co(i) 3.90%, Perpetual	1,248,413
	Yuzhou Group Holdings Co Ltd
315,000	7.70%, 02/20/2025	89,775
200,000	8.30%, 05/27/2025	57,000
200,000	7.85%, 08/12/2026	56,000
765,000	Zions Bancorp NA 3.25%, 10/29/2029	790,884
		102,084,182
Industrial — 3.66%
940,000	ARD Finance SA(b)(h) 6.50%, 06/30/2027 PIK rate, 7.50%	968,200
	Boeing Co
150,000	3.20%, 03/01/2029	154,377
220,000	2.95%, 02/01/2030	224,141
935,000	5.15%, 05/01/2030	1,089,369
555,000	3.63%, 02/01/2031(g)	591,844

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 115,000	3.50%, 03/01/2039	$ 116,684
40,000	5.71%, 05/01/2040	51,376
490,000	3.38%, 06/15/2046	469,553
105,000	3.65%, 03/01/2047	105,325
285,000	3.63%, 03/01/2048	282,230
35,000	3.85%, 11/01/2048	36,326
1,025,000	3.75%, 02/01/2050(g)	1,065,321
190,000	5.81%, 05/01/2050	257,284
95,000	3.83%, 03/01/2059	95,407
180,000	5.93%, 05/01/2060	249,783
230,000	Bombardier Inc(b)(g) 6.00%, 02/15/2028	230,697
	Cemex SAB de CV(b)
375,000	5.13%, Perpetual(i)	388,125
400,000	5.45%, 11/19/2029	428,500
885,000	5.20%, 09/17/2030	950,269
1,400,000	3.88%, 07/11/2031	1,394,862
550,000	Cleaver-Brooks Inc(b)(g) 7.88%, 03/01/2023	537,625
560,000	CP Atlas Buyer Inc(b) 7.00%, 12/01/2028	557,200
	Embraer Netherlands Finance BV
185,000	5.05%, 06/15/2025	191,244
950,000	5.40%, 02/01/2027	989,187
840,000	General Electric Co(e)(i) 3.53%, Perpetual 3-mo. LIBOR + 3.33%	831,600
235,000	Huntington Ingalls Industries Inc 4.20%, 05/01/2030	261,745
400,000	IHS Holding Ltd(b) 5.63%, 11/29/2026	403,400
620,000	Indian Railway Finance Corp Ltd(b) 2.80%, 02/10/2031	602,697
540,000	Jabil Inc 3.00%, 01/15/2031	554,703
205,000	Keysight Technologies Inc 3.00%, 10/30/2029	212,700
436,000	Leonardo US Holding Inc(b) 6.25%, 01/15/2040	510,120
60,000	LSB Industries Inc(b) 6.25%, 10/15/2028	62,400
585,000	Mauser Packaging Solutions Holding Co(b) 7.25%, 04/15/2025	586,483
420,000	New Enterprise Stone & Lime Co Inc(b) 9.75%, 07/15/2028	449,400
250,000	OT Merger Corp(b)(g) 7.88%, 10/15/2029	245,938
502,000	Owens Corning 7.00%, 12/01/2036	708,852
55,000	Seaspan Corp(b) 5.50%, 08/01/2029	55,550
300,000	Sensata Technologies BV(b) 4.00%, 04/15/2029	306,375
	Spirit AeroSystems Inc
680,000	7.50%, 04/15/2025(b)	713,150
60,000	4.60%, 06/15/2028(g)	60,150
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 250,000	Standard Industries Inc(b) 4.38%, 07/15/2030	$ 255,126
	TD SYNNEX Corp(b)
750,000	1.75%, 08/09/2026	730,907
1,065,000	2.38%, 08/09/2028	1,033,793
1,320,000	Textron Inc 3.00%, 06/01/2030	1,362,163
690,000	Titan Acquisition Ltd / Titan Co-Borrower LLC(b) 7.75%, 04/15/2026	700,350
265,000	TopBuild Corp(b) 4.13%, 02/15/2032	271,956
	TransDigm Inc
480,000	5.50%, 11/15/2027	494,400
335,000	4.63%, 01/15/2029	333,888
	Trident TPI Holdings Inc(b)
400,000	9.25%, 08/01/2024	418,000
435,000	6.63%, 11/01/2025	436,088
550,000	Vertiv Group Corp(b) 4.13%, 11/15/2028	555,500
210,000	Vulcan Materials Co 3.50%, 06/01/2030	226,821
450,000	Weekley Homes LLC / Weekley Finance Corp(b) 4.88%, 09/15/2028	463,500
		25,272,684
Technology — 2.09%
	Broadcom Inc
1,059,000	4.15%, 11/15/2030	1,174,490
1,000,000	4.30%, 11/15/2032	1,123,776
56,000	3.19%, 11/15/2036(b)	55,902
1,990,000	CDW LLC / CDW Finance Corp 3.57%, 12/01/2031	2,070,366
840,000	Citrix Systems Inc 3.30%, 03/01/2030	852,149
	Consensus Cloud Solutions Inc(b)
110,000	6.00%, 10/15/2026	114,411
170,000	6.50%, 10/15/2028	177,650
157,000	Dell International LLC / EMC Corp 8.10%, 07/15/2036	238,891
780,000	HP Inc 3.40%, 06/17/2030	825,360
850,000	Kyndryl Holdings Inc(b) 3.15%, 10/15/2031	824,511
	Marvell Technology Inc
390,000	2.45%, 04/15/2028	395,544
330,000	2.95%, 04/15/2031	336,250
	Micron Technology Inc
170,000	5.33%, 02/06/2029	201,357
1,755,000	4.66%, 02/15/2030	2,022,602
295,000	MicroStrategy Inc(b)(g) 6.13%, 06/15/2028	295,737
200,000	MSCI INC(b) 3.25%, 08/15/2033	202,250

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Technology — (continued)
$ 590,000	NCR Corp(b) 5.13%, 04/15/2029	$ 610,768
115,000	Open Text Corp(b) 3.88%, 02/15/2028	117,214
110,000	Open Text Holdings Inc(b) 4.13%, 02/15/2030	113,300
425,000	Oracle Corp 3.95%, 03/25/2051	441,196
380,000	Qorvo Inc(b) 3.38%, 04/01/2031	386,817
155,000	ROBLOX Corp(b) 3.88%, 05/01/2030	157,224
535,000	Rocket Software Inc(b) 6.50%, 02/15/2029	521,946
1,005,000	Science Applications International Corp(b) 4.88%, 04/01/2028	1,030,125
	Western Digital Corp
75,000	2.85%, 02/01/2029	75,722
50,000	3.10%, 02/01/2032	50,365
		14,415,923
Utilities — 1.44%
	AES Corp
260,000	3.95%, 07/15/2030(b)	277,004
370,000	2.45%, 01/15/2031	360,493
	Calpine Corp(b)
235,000	4.50%, 02/15/2028	243,813
355,000	5.13%, 03/15/2028	360,382
955,000	3.75%, 03/01/2031	920,381
720,000	CMS Energy Corp 4.75%, 06/01/2050	783,000
70,000	Edison International 4.95%, 04/15/2025	76,129
1,220,000	Eskom Holdings SOC Ltd(b) 7.13%, 02/11/2025	1,259,650
200,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	219,492
	NRG Energy Inc(b)
390,000	4.45%, 06/15/2029	424,253
215,000	5.25%, 06/15/2029	230,348
	Pacific Gas & Electric Co
320,000	3.25%, 06/01/2031	321,057
335,000	4.30%, 03/15/2045	338,689
40,000	4.95%, 07/01/2050	43,562
740,000	3.50%, 08/01/2050	685,508
1,125,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(b) 4.13%, 05/15/2027	1,200,420
375,000	PG&E Corp 5.25%, 07/01/2030	393,263
742,000	Southern Co 3.75%, 09/15/2051	742,000
505,000	Vistra Corp(b)(i) 8.00%, Perpetual	534,038
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 505,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	$ 523,640
		9,937,122
TOTAL CORPORATE BONDS AND NOTES — 50.20% (Cost $331,918,061)		$346,734,263
CONVERTIBLE BONDS
Communications — 0.99%
4,825,000	DISH Network Corp 2.38%, 03/15/2024	4,619,937
10,000	Expedia Group Inc(b)(g)(k) (3.17%), 02/15/2026	11,505
695,000	Palo Alto Networks Inc 0.38%, 06/01/2025	1,316,608
475,000	Twitter Inc(b)(k) 2.77%, 03/15/2026	425,410
485,000	Uber Technologies Inc(g)(k) 0.48%, 12/15/2025	476,028
		6,849,488
Consumer, Cyclical — 0.40%
210,000	JetBlue Airways Corp(b) 0.50%, 04/01/2026	195,766
870,000	NCL Corp Ltd(b) 1.13%, 02/15/2027	814,581
335,000	Peloton Interactive Inc(b)(k) 4.36%, 02/15/2026	283,912
160,000	Penn National Gaming Inc 2.75%, 05/15/2026	379,201
840,000	Southwest Airlines Co 1.25%, 05/01/2025	1,119,720
		2,793,180
Consumer, Non-Cyclical — 0.62%
	BioMarin Pharmaceutical Inc
480,000	0.60%, 08/01/2024	501,888
1,675,000	1.25%, 05/15/2027	1,747,193
215,000	Guardant Health Inc(k) (0.20%), 11/15/2027	217,494
295,000	Ionis Pharmaceuticals Inc(b)(k) 3.23%, 04/01/2026	259,423
255,000	Livongo Health Inc 0.88%, 06/01/2025	290,629
1,360,000	Teladoc Health Inc(g) 1.25%, 06/01/2027	1,238,450
		4,255,077
Technology — 0.05%
350,000	Splunk Inc 1.13%, 06/15/2027	326,375
TOTAL CONVERTIBLE BONDS — 2.06% (Cost $14,255,566)		$ 14,224,120

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
FOREIGN GOVERNMENT BONDS AND NOTES
$ 825,000	Angolan Government International Bond(b) 8.25%, 05/09/2028	$ 827,640
2,520,000	Argentine Republic Government International Bond(c) 2.50%, 07/09/2041	888,300
4,194(l)	Brazil Notas do Tesouro Nacional Series F BRL, 10.00%, 01/01/2025	740,727
	Colombia Government International Bond
475,000	3.13%, 04/15/2031	425,885
200,000	4.13%, 05/15/2051	162,300
	Dominican Republic International Bond(b)
365,000	5.95%, 01/25/2027	406,062
700,000	4.50%, 01/30/2030	711,375
205,000	5.88%, 01/30/2060	197,056
655,000	Ecuador Government International Bond(b)(c) 1.00%, 07/31/2035	429,844
	Egypt Government International Bond(b)
790,000	7.60%, 03/01/2029	782,822
270,000	7.30%, 09/30/2033	248,411
560,000	8.50%, 01/31/2047	495,578
1,410,000	Emirate of Dubai Government International Bonds 5.25%, 01/30/2043	1,624,574
	Export-Import Bank of Korea
25,200,000	INR, 6.75%, 08/09/2022	341,480
140,800,000	INR, 4.89%, 08/09/2023(b)	1,872,746
870,000	Ghana Government International Bond(b) 8.13%, 03/26/2032	710,155
675,000	Guatemala Government Bond(b) 3.70%, 10/07/2033	665,719
	Indonesia Government International Bond
765,000	4.35%, 01/08/2027(b)	851,417
1,830,000	2.85%, 02/14/2030	1,906,538
29,070,000	International Finance Corp INR, 5.85%, 11/25/2022	393,174
645,000	Israel Government International Bond 2.75%, 07/03/2030	685,503
470,000	Ivory Coast Government International Bond(b) 6.38%, 03/03/2028	509,950
	Mexican Bonos
317,717 (m)	MXN, 6.75%, 03/09/2023(g)	1,552,764
200,130 (m)	MXN, 8.50%, 11/18/2038	1,029,948
	Mexico Government International Bond
430,000	2.66%, 05/24/2031	419,254
830,000	4.50%, 01/31/2050	879,800
1,595,000	3.77%, 05/24/2061	1,468,612
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 200,000	Mongolia Government International Bond(b) 4.45%, 07/07/2031	$ 189,248
355,000	Morocco Government International Bond(b) 5.50%, 12/11/2042	391,459
	Nigeria Government International Bond(b)
200,000	6.50%, 11/28/2027	199,298
215,000	7.88%, 02/16/2032	211,448
200,000	7.38%, 09/28/2033	190,320
905,000	Oman Government International Bond(b) 7.38%, 10/28/2032	1,054,361
	Pakistan Government International Bond(b)
365,000	8.25%, 09/30/2025	394,200
200,000	6.88%, 12/05/2027	201,500
	Panama Government International Bond
200,000	4.30%, 04/29/2053	214,702
315,000	3.87%, 07/23/2060	315,000
505,000	Philippine Government International Bond 3.70%, 03/01/2041	550,903
	Qatar Government International Bond(b)
415,000	3.75%, 04/16/2030	465,339
670,000	4.40%, 04/16/2050	832,336
205,000	Republic of Kenya Government International Bond(b) 8.00%, 05/22/2032	223,573
680,000	Republic of South Africa Government International Bond 4.30%, 10/12/2028	689,588
	Saudi Government International Bond(b)
825,000	3.63%, 03/04/2028	898,177
910,000	4.50%, 10/26/2046	1,066,302
	Turkey Government International Bond
360,000	4.88%, 10/09/2026	325,790
380,000	7.63%, 04/26/2029	379,533
285,000	5.25%, 03/13/2030	244,903
	Ukraine Government International Bond(b)
695,000	6.88%, 05/21/2029	613,998
200,000	7.25%, 03/15/2033	176,000
1,700,000	Venezuela Government International Bond(j) 7.65%, 04/21/2025	102,000
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 4.51% (Cost $32,734,204)		$ 31,157,612

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
MORTGAGE-BACKED SECURITIES
Non-Agency — 4.98%
$ 619,555	Ajax Mortgage Loan Trust(b)(d) Series 2021-A Class A1 1.07%, 09/25/2065	$ 608,522
537,397	Angel Oak Mortgage Trust(b)(d) Series 2021-3 Class A2 1.31%, 05/25/2066	531,538
413,554	Angel Oak SB Commercial Mortgage Trust(b)(d) Series 2020-SBC1 Class A1 2.07%, 05/25/2050	411,233
	Arroyo Mortgage Trust(b)(d)
	Series 2019-1 Class A1
285,808	3.81%, 01/25/2049	286,731
	Series 2019-2 Class A1
360,538	3.35%, 04/25/2049	362,958
480,000	BANK Series 2021-BN35 Class AS 2.46%, 06/15/2064	480,225
41,796	BB-UBS Trust(b) Series 2012-TFT Class A 2.89%, 06/05/2030	41,822
	BPR Trust(b)(e)
	Series 2021-NRD Class B
130,000	2.22%, 12/15/2023 1-mo. SOFR + 2.12%	129,679
	Series 2021-NRD Class C
145,000	2.52%, 12/15/2023 1-mo. SOFR + 2.42%	144,644
	Series 2021-NRD Class D
90,000	3.82%, 12/15/2023 1-mo. SOFR + 3.72%	89,780
919,550	BRAVO Residential Funding Trust(b)(c) Series 2021-A Class A1 1.99%, 10/25/2059	912,504
985,000	BX Trust(b)(d) Series 2019-OC11 Class D 4.08%, 12/09/2041	1,013,569
621,780	CIM Trust(b)(c) Series 2021-NR4 Class A1 2.82%, 10/25/2061	621,780
	Citigroup Mortgage Loan Trust(b)(d)
	Series 2019-IMC1 Class A1
156,618	2.72%, 07/25/2049	157,080
	Series 2019-RP1 Class M2
185,000	4.00%, 01/25/2066	198,456
920,000	Colony American Finance Ltd Issuer LLC(b)(c) Series 2021-RTL1 Class A1 2.24%, 03/28/2029	912,828
81,174	COLT Mortgage Loan Trust(b)(d) Series 2020-1 Class A1 2.49%, 02/25/2050	81,088
	COMM Mortgage Trust
	Series 2012-CR3 Class AM
185,000	3.42%, 10/15/2045(b)	184,947
	Series 2012-LC4 Class B
160,000	4.93%, 12/10/2044(d)	159,901
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 100,000	Commercial Mortgage Pass Through Certificates(b) Series 2012-LTRT Class A2 3.40%, 10/05/2030	$ 99,392
	Credit Suisse Mortgage Trust(b)
	Series 2014-USA Class B
285,000	4.18%, 09/15/2037	279,469
	Series 2014-USA Class D
100,000	4.37%, 09/15/2037	93,437
	Series 2019-RP10 Class A1
213,204	2.97%, 12/26/2059(d)	213,461
	Series 2020-RPL3 Class A1
213,200	2.69%, 03/25/2060(d)	213,892
	Series 2020-RPL4 Class A1
516,628	2.00%, 01/25/2060(d)	519,677
	Series 2021-RPL1 Class A1
333,519	1.67%, 09/27/2060(d)	330,719
235,000	DBUBS Mortgage Trust(b)(d) Series 2017-BRBK Class D 3.53%, 10/10/2034	237,493
1,040,000	Dominion Mortgage Trust(b)(c) Series 2021-RTL1 Class A1 2.49%, 07/25/2027	1,027,524
	Ellington Financial Mortgage Trust(b)(d)
	Series 2019-2 Class A3
109,164	3.05%, 11/25/2059	109,672
	Series 2021-2 Class A3
755,963	1.29%, 06/25/2066	741,152
	Extended Stay America Trust(b)(e)
	Series 2021-ESH Class C
193,991	1.81%, 07/15/2038 1-mo. LIBOR + 1.70%	193,991
	Series 2021-ESH Class D
129,327	2.36%, 07/15/2038 1-mo. LIBOR + 2.25%	129,327
	Galton Funding Mortgage Trust(b)(d)
	Series 2019-H1 Class A1
2,222	2.66%, 10/25/2059	2,239
	Series 2020-H1 Class A1
107,415	2.31%, 01/25/2060	108,444
263,035	GCAT Trust(b)(d) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	266,818
	GS Mortgage Securities Trust(d)
	Series 2013-PEMB Class A
130,000	3.55%, 03/05/2033(b)	132,583
	Series 2013-PEMB Class D
430,000	3.55%, 03/05/2033(b)	366,973
	Series 2014-GC18 Class B
275,000	4.89%, 01/10/2047	272,713
287,154	GS Mortgage-Backed Securities Trust(b)(d) Series 2020-NQM1 Class A3 2.35%, 09/27/2060	287,651

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 430,000	JPMorgan Chase Commercial Mortgage Securities Trust(b)(d) Series 2012-LC9 Class C 4.36%, 12/15/2047	$ 433,419
	JPMorgan Mortgage Trust(d)
	Series 2005-A5 Class 1A2
68,998	2.46%, 08/25/2035	71,368
	Series 2014-2 Class 2A2
303,718	3.50%, 06/25/2029(b)	306,344
	Legacy Mortgage Asset Trust(b)
	Series 2019-GS7 Class A1
352,694	3.25%, 11/25/2059(c)	353,698
	Series 2020-GS1 Class A1
372,102	2.88%, 10/25/2059(c)	373,221
	Series 2020-GS5 Class A1
97,585	3.25%, 06/25/2060(c)	98,655
	Series 2020-RPL1 Class A2
200,000	3.25%, 09/25/2059(d)	209,947
	Series 2021-GS4 Class A1
135,433	1.65%, 11/25/2060(c)	133,782
	LHOME Mortgage Trust(b)
	Series 2021-RTL1 Class A1
515,000	2.09%, 09/25/2026(d)	512,668
	Series 2021-RTL2 Class A1
350,000	2.09%, 06/25/2026(c)	350,587
270,000	Med Trust(b)(e) Series 2021-MDLN Class C 1.91%, 11/15/2038 1-mo. LIBOR + 1.80%	269,323
	Mello Warehouse Securitization Trust(b)(e)
	Series 2021-1 Class C
420,000	1.19%, 02/25/2055 1-mo. LIBOR + 1.10%	420,089
	Series 2021-2 Class C
330,000	1.20%, 04/25/2055 1-mo. LIBOR + 1.10%	328,561
403,046	MetLife Securitization Trust(b)(d) Series 2019-1A Class A1A 3.75%, 04/25/2058	412,779
	Mill City Mortgage Loan Trust(b)(d)
	Series 2019-1 Class M2
603,888	3.50%, 10/25/2069	632,709
	Series 2019-GS1 Class A1
327,311	2.75%, 07/25/2059	332,528
	Morgan Stanley BAML Trust
	Series 2012-CKSV Class A2
100,000	3.28%, 10/15/2030(b)	99,360
	Series 2013-C12 Class C
75,000	4.76%, 10/15/2046(d)	74,527
	New Residential Mortgage Loan Trust(b)(d)
	Series 2016-4A Class B1A
749,672	4.50%, 11/25/2056	803,769
	Series 2017-2A Class A3
1,202,912	4.00%, 03/25/2057	1,265,605
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-NQ2R Class A1
$ 301,195	0.94%, 10/25/2058	$ 299,580
104,643	Onslow Bay Mortgage Loan Trust(b)(d) Series 2019-INV1 Class A3 4.50%, 11/25/2048	106,607
210,199	OSW Structured Asset Trust(b)(c) Series 2020-RPL1 Class A1 3.07%, 12/26/2059	210,277
490,000	Palisades Mortgage Loan Trust(b)(c) Series 2021-RTL1 Class A1 2.86%, 06/25/2026	490,660
	Preston Ridge Partners Mortgage LLC(b)
	Series 2020-6 Class A1
679,098	2.36%, 11/25/2025(c)	677,139
	Series 2021-1 Class A1
567,995	2.12%, 01/25/2026(d)	564,434
	Series 2021-2 Class A1
730,496	2.12%, 03/25/2026(d)	725,189
	Series 2021-3 Class A1
575,503	1.87%, 04/25/2026(c)	572,001
	Series 2021-8 Class A1
415,875	1.74%, 09/25/2026(d)	410,833
	Series 2021-9 Class A1
482,609	2.36%, 10/25/2026(d)	479,932
	Series 2021-RPL1 Class A1
247,411	1.32%, 07/25/2051(d)	243,819
390,010	Provident Funding Mortgage Trust(b)(d) Series 2019-1 Class A2 3.00%, 12/25/2049	389,875
255,000	RBS Commercial Funding Inc Trust(b)(d) Series 2013-GSP Class A 3.83%, 01/15/2032	264,059
637,303	RCO VII Mortgage LLC(b)(c) Series 2021-2 Class A1 2.12%, 09/25/2026	632,081
386,144	Residential Mortgage Loan Trust(b)(d) Series 2019-2 Class A1 2.91%, 05/25/2059	388,961
860,000	Roc Mortgage Trust(b)(d) Series 2021-RTL1 Class A1 2.49%, 08/25/2026	858,496
181,999	Rocket Mortgage Trust(b)(d) Series 2020-1 Class A1 3.00%, 02/25/2050	183,835
36,135	Sequoia Mortgage Trust(b)(d) Series 2019-CH2 Class A1 4.50%, 08/25/2049	36,488
274,982	Starwood Mortgage Residential Trust(b)(d) Series 2021-3 Class A3 1.52%, 06/25/2056	271,306
500,000	Toorak Mortgage Corp Ltd(b)(c) Series 2021-1 Class A1 2.24%, 06/25/2024	498,172

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,050,000	Towd Point Mortgage Trust(b)(d) Series 2021-1 Class A2 2.75%, 11/25/2061	$ 1,080,243
840,000	TVC Mortgage Trust(b)(c) Series 2020-RTL1 Class M 5.19%, 09/25/2024	832,489
780,000	UBS Commercial Mortgage Trust(b)(d) Series 2012-C1 Class D 5.52%, 05/10/2045	733,264
85,000	UBS-Barclays Commercial Mortgage Trust(b)(d) Series 2012-C2 Class BEC 4.81%, 05/10/2063	81,539
	Verus Securitization Trust(b)(d)
	Series 2019-4 Class M1
310,000	3.21%, 11/25/2059	313,201
	Series 2021-R3 Class A1
216,298	1.02%, 04/25/2064	215,575
287,368	Visio Trust(b) Series 2020-1R Class A2 1.57%, 11/25/2055	286,125
	Wells Fargo Commercial Mortgage Trust(d)
	Series 2013-LC12 Class B
195,000	4.31%, 07/15/2046	193,559
	Series 2016-C36 Class B
135,000	3.67%, 11/15/2059	131,634
195,025	Wells Fargo Mortgage-Backed Securities Trust(b)(d) Series 2020-4 Class A1 3.00%, 07/25/2050	197,576
	WFRBS Commercial Mortgage Trust
	Series 2012-C7 Class AS
250,000	4.09%, 06/15/2045(d)	250,185
	Series 2012-C7 Class C
210,000	4.79%, 06/15/2045(d)	160,146
	Series 2013-C15 Class B
180,000	4.50%, 08/15/2046(d)	178,072
	Series 2014-C20 Class B
190,000	4.38%, 05/15/2047	193,112
	Series 2014-C24 Class AS
390,000	3.93%, 11/15/2047	405,901
	Series 2014-C24 Class B
70,000	4.20%, 11/15/2047(d)	69,657
	Series 2014-C24 Class C
90,000	4.29%, 11/15/2047(d)	83,076
280,000	ZH Trust(b) Series 2021-1 Class A 2.25%, 02/18/2027	278,145
TOTAL MORTGAGE-BACKED SECURITIES — 4.98% (Cost $34,601,945)		$ 34,426,094
MUNICIPAL BONDS AND NOTES
130,000	Sales Tax Securitization Corp 3.41%, 01/01/2043	138,782
Principal Amount(a)		Fair Value
Municipal Bonds and Notes — (continued)
$ 2,380,000	Tobacco Settlement Financing Corp Series A-1 6.71%, 06/01/2046	$ 2,500,304
TOTAL MUNICIPAL BONDS AND NOTES — 0.38% (Cost $2,500,765)		$ 2,639,086
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
3,470,000	0.13%, 09/30/2022(g)	3,465,391
10,465,000	0.13%, 12/31/2022	10,432,704
6,455,000	0.13%, 02/28/2023	6,428,525
6,985,000	0.13%, 04/30/2023	6,947,619
5,205,000	0.13%, 05/31/2023	5,172,672
3,485,000	0.13%, 06/30/2023	3,461,449
6,945,000	0.25%, 09/30/2023(g)	6,896,168
3,460,000	1.88%, 11/15/2051	3,432,428
TOTAL U.S. TREASURY BONDS AND NOTES — 6.70% (Cost $46,572,309)		$ 46,236,956
Shares
COMMON STOCK
Basic Materials — 0.15%
32,007	Hexion Holdings Corp Class B(n)	909,319
2,532	Newmont Corp	157,034
		1,066,353
Communications — 0.59%
60,485	Altice Inc Class A(n)	978,647
2,400	Cisco Systems Inc	152,088
3,087	Comcast Corp Class A	155,369
23,947	T-Mobile US Inc(n)	2,777,373
		4,063,477
Consumer, Cyclical — 0.09%
572	Cummins Inc	124,776
244	Home Depot Inc	101,262
650	NMG Parent LLC(n)	95,550
1,203	Starbucks Corp	140,715
910	Walmart Inc	131,668
		593,971
Consumer, Non-Cyclical — 0.18%
967	Abbott Laboratories	136,096
1,165	AbbVie Inc	157,741
284	Anthem Inc	131,645
286	Automatic Data Processing Inc	70,522

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,871	Bristol-Myers Squibb Co	$ 116,657
2,556	Coca-Cola Co	151,341
752	Johnson & Johnson	128,645
1,329	Merck & Co Inc	101,854
918	Procter & Gamble Co	150,166
180	UnitedHealth Group Inc	90,385
		1,235,052
Energy — 0.10%
1,272	Chevron Corp	149,269
4,879	Quarternorth Energy Holding Inc(n)	459,441
3,621	Williams Cos Inc	94,291
		703,001
Financial — 0.06%
493	American Tower Corp REIT	144,202
139	BlackRock Inc	127,263
1,354	Morgan Stanley	132,909
		404,374
Industrial — 0.08%
379	Deere & Co	129,955
426	Lockheed Martin Corp	151,405
555	Union Pacific Corp	139,821
631	United Parcel Service Inc Class B	135,249
		556,430
Technology — 0.09%
357	Accenture PLC Class A	147,994
935	Apple Inc	166,028
125	Broadcom Inc	83,176
327	Clarivate PLC(n)	7,691
399	Microsoft Corp	134,192
412	Texas Instruments Inc	77,650
		616,731
Utilities — 0.04%
1,350	Duke Energy Corp	141,615
1,580	NextEra Energy Inc	147,509
		289,124
TOTAL COMMON STOCK — 1.38% (Cost $11,470,797)		$ 9,528,513
CONVERTIBLE PREFERRED STOCK
Communications — 0.09%
577	2020 Cash Mandatory Exchangeable Trust 5.25%(b)	601,644
Shares		Fair Value
Consumer, Non-Cyclical — 0.05%
2,468	Bunge Ltd 4.88%	$ 312,325
Energy — 0.09%
12,538	El Paso Energy Capital Trust I 4.75%	634,297
Financial — 0.57%
1,169	Bank of America Corp 7.25%	1,690,865
785,000	Charles Schwab Corp Series H 4.00%	792,850
987	Wells Fargo & Co 7.50%	1,471,140
		3,954,855
Technology — 0.09%
7,075	Clarivate PLC 5.25%	638,802
TOTAL CONVERTIBLE PREFERRED STOCK — 0.89% (Cost $5,896,283)		$ 6,141,923
EXCHANGE TRADED FUNDS
80,095	Invesco Senior Loan ETF(g)	1,770,099
27,832	VanEck High Yield Muni ETF(g)	1,737,552

TOTAL EXCHANGE TRADED FUNDS — 0.51% (Cost $3,516,963)		$ 3,507,651
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,716,000	BlackRock FedFund Institutional Class(o), 0.03%(p)	1,716,000
1,716,000	Federated Hermes Government Obligations Fund Premier Shares(o), 0.03%(p)	1,716,000
1,100,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(o), 0.01%(p)	1,100,000
1,716,000	Goldman Sachs Financial Square Government Fund Institutional Class(o), 0.02%(p)	1,716,000
1,716,000	Invesco Government & Agency Portfolio Institutional Class(o), 0.03%(p)	1,716,000
1,716,000	JPMorgan U.S. Government Money Market Fund Capital Shares(o), 0.03%(p)	1,716,000

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Government Money Market Mutual Funds — (continued)
1,100,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(o), 0.03%(p)	$ 1,100,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 1.56% (Cost $10,780,000)		$ 10,780,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.27%
$ 4,637,105	Undivided interest of 5.56% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $4,637,105 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(o)	4,637,105
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 4,107,961	Undivided interest of 9.30% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $4,107,961 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(o)	$ 4,107,961
TOTAL SHORT TERM INVESTMENTS — 1.27% (Cost $8,745,066)		$ 8,745,066
TOTAL INVESTMENTS — 100.96% (Cost $686,091,761)		$697,294,136
OTHER ASSETS & LIABILITIES, NET — (0.96)%		$ (6,641,580)
TOTAL NET ASSETS — 100.00%		$690,652,556

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2021. Maturity date disclosed represents final maturity date.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2021.
(f)	All or a portion of this position has not settled as of December 31, 2021. The interest rate shown represents the stated spread over the LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(g)	All or a portion of the security is on loan at December 31, 2021.
(h)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(i)	Security has no contractual maturity date and pays an indefinite stream of interest.
(j)	Security in default.
(k)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(l)	Principal amount is stated in 1,000 Brazilian Real Units.
(m)	Principal amount is stated in 100 Mexican Peso Units.
(n)	Non-income producing security.
(o)	Collateral received for securities on loan.
(p)	Rate shown is the 7-day yield as of December 31, 2021.
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
Currency Abbreviations
BRL	Brazilian Real
INR	Indian Rupee
MXN	Mexican Peso
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Multi-Sector Bond Fund
ASSETS:
Investments in securities, fair value (including $18,901,409 of securities on loan)(a)	$688,549,070
Repurchase agreements, fair value(b)	8,745,066
Cash	12,962,881
Dividends and interest receivable	5,320,823
Subscriptions receivable	855,143
Receivable for investments sold	1,195,094
Total Assets	717,628,077
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	6,750,118
Payable for other accrued fees	117,084
Payable for shareholder services fees	48,349
Payable to investment adviser	290,059
Payable upon return of securities loaned	19,525,066
Redemptions payable	241,760
Total Liabilities	26,975,521
NET ASSETS	$690,652,556
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,740,610
Paid-in capital in excess of par	671,718,395
Undistributed/accumulated earnings	12,193,551
NET ASSETS	$690,652,556
NET ASSETS BY CLASS
Investor Class	$162,932,314
Institutional Class	$527,720,242
CAPITAL STOCK:
Authorized
Investor Class	50,000,000
Institutional Class	195,000,000
Issued and Outstanding
Investor Class	11,517,334
Institutional Class	55,888,766
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$14.15
Institutional Class	$9.44
(a) Cost of investments	$677,346,695
(b) Cost of repurchase agreements	$8,745,066
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Multi-Sector Bond Fund
INVESTMENT INCOME:
Interest	$24,359,573
Income from securities lending	66,009
Dividends	596,097
Total Income	25,021,679
EXPENSES:
Management fees	3,499,526
Shareholder services fees – Investor Class	588,026
Audit and tax fees	59,866
Custodian fees	59,298
Director's fees	17,642
Legal fees	10,361
Pricing fees	149,591
Registration fees	41,535
Shareholder report fees	3,041
Transfer agent fees	8,463
Other fees	3,281
Total Expenses	4,440,630
Less amount waived by investment adviser	151,895
Net Expenses	4,288,735
NET INVESTMENT INCOME	20,732,944
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	17,769,146
Net Realized Gain	17,769,146
Net change in unrealized depreciation on investments and foreign currency translations	(30,806,293)
Net Change in Unrealized Depreciation	(30,806,293)
Net Realized and Unrealized Loss	(13,037,147)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,695,797
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Multi-Sector Bond Fund	2021	2020
OPERATIONS:
Net investment income	$20,732,944	$23,949,978
Net realized gain	17,769,146	10,593,119
Net change in unrealized appreciation (depreciation)	(30,806,293)	17,507,652
Net Increase in Net Assets Resulting from Operations	7,695,797	52,050,749
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(6,190,549)	(6,309,245)
Class L(a)	-	(65,120)
Institutional Class	(34,384,715)	(27,306,908)
From Net Investment Income and Net Realized Gains	(40,575,264)	(33,681,273)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	41,442,945	47,757,316
Class L(a)	-	1,763,587
Institutional Class	136,139,389	87,242,070
Shares issued in reinvestment of distributions
Investor Class	6,190,549	6,309,245
Class L(a)	-	65,120
Institutional Class	34,384,715	27,306,908
Shares redeemed
Investor Class	(56,346,837)	(70,867,637)
Class L(a)	-	(3,898,502)
Institutional Class	(79,514,793)	(130,612,329)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	82,295,968	(34,934,222)
Total Increase (Decrease) in Net Assets	49,416,501	(16,564,746)
NET ASSETS:
Beginning of year	641,236,055	657,800,801
End of year	$690,652,556	$641,236,055
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	2,857,211	3,409,002
Class L(a)	-	174,265
Institutional Class	13,740,679	8,910,901
Shares issued in reinvestment of distributions
Investor Class	433,753	442,385
Class L(a)	-	6,385
Institutional Class	3,592,886	2,776,576
Shares redeemed
Investor Class	(3,885,441)	(5,115,668)
Class L(a)	-	(389,879)
Institutional Class	(8,026,012)	(13,687,778)
Net Increase (Decrease)	8,713,076	(3,473,811)
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2021	$14.57	0.41	(0.28)	0.13	(0.34)	(0.21)	(0.55)	$14.15	0.89%
12/31/2020	$13.85	0.52	0.72	1.24	(0.45)	(0.07)	(0.52)	$14.57	9.10%
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
12/31/2017	$12.85	0.47	0.33	0.80	(0.23)	—	(0.23)	$13.42	6.27%
Institutional Class
12/31/2021	$ 9.98	0.31	(0.19)	0.12	(0.45)	(0.21)	(0.66)	$ 9.44	1.16%
12/31/2020	$ 9.69	0.39	0.51	0.90	(0.54)	(0.07)	(0.61)	$ 9.98	9.49%
12/31/2019	$ 8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$ 9.69	12.16%
12/31/2018	$ 9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$ 8.91	(2.80%)
12/31/2017	$ 9.40	0.38	0.24	0.62	(0.34)	—	(0.34)	$ 9.68	6.68%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2021	$162,932	0.93%	0.90%	2.83%	67%
12/31/2020	$176,480	0.93%	0.90%	3.69%	102%
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
12/31/2017	$285,372	0.90%	0.90%	3.57%	19%
Institutional Class
12/31/2021	$527,720	0.57%	0.55%	3.16%	67%
12/31/2020	$464,756	0.57%	0.55%	4.04%	102%
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%
12/31/2017	$491,759	0.55%	0.55%	3.91%	19%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-SECTOR BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Multi-Sector Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

Annual Report - December 31, 2021

research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Exchange Traded Funds	Exchange traded close price.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 109,696,923	$ —	$ 109,696,923
Bank Loans	—	73,475,929	—	73,475,929
Corporate Bonds and Notes	—	346,734,263	—	346,734,263
Convertible Bonds	—	14,224,120	—	14,224,120
Foreign Government Bonds and Notes	—	31,157,612	—	31,157,612
Mortgage-Backed Securities	—	34,426,094	—	34,426,094
Municipal Bonds and Notes	—	2,639,086	—	2,639,086
U.S. Treasury Bonds and Notes	—	46,236,956	—	46,236,956
Common Stock	9,069,072	459,441	—	9,528,513
Convertible Preferred Stock	5,190,796	951,127	—	6,141,923
Exchange Traded Funds	3,507,651	—	—	3,507,651
Government Money Market Mutual Funds	10,780,000	—	—	10,780,000
Short Term Investments	—	8,745,066	—	8,745,066
Total Assets	$ 28,547,519	$ 668,746,617	$ 0	$ 697,294,136

Annual Report - December 31, 2021

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$27,182,342	$29,395,078
Long-term capital gain	13,392,922	4,286,195
	$40,575,264	$33,681,273

Annual Report - December 31, 2021

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$206,664
Undistributed long-term capital gains	1,042,277
Capital loss carryforwards	—
Post-October losses	(213,889)
Net unrealized appreciation	11,158,499
Tax composition of capital	$12,193,551
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(213,889)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$686,135,637
Gross unrealized appreciation on investments	22,811,413
Gross unrealized depreciation on investments	(11,652,914)
Net unrealized appreciation on investments	$11,158,499
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund has determined there is not a material impact of ASU No. 2020-04 on the financial statements.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion dollars and 0.42% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - December 31, 2021

The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$85,481	$152,623	$151,895	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $433,092,560 and $382,997,500, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $70,928,910 and $58,557,676, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $18,901,409 and received collateral as reported on the Statement of Assets and Liabilities of $19,525,066 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2021. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - December 31, 2021

Security lending transactions	Total (a)
Corporate Bonds and Notes	$11,429,040
Convertible Bonds	553,640
Foreign Government Bonds and Notes	1,627,069
U.S. Treasury Bonds and Notes	2,338,889
Exchange Traded Funds	3,576,428
Total secured borrowings	$19,525,066
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Sector Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 6% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022